                                                      Filed Pursuant to Rule 433
                                                Registration File No. 333-131211

--------------------------------------------------------------------------------

                           $346,555,000 (APPROXIMATE)

                                 [GMAC RFC LOGO]

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2007-SP1

                           RAAC SERIES 2007-SP1 TRUST
                                 ISSUING ENTITY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                       DEPOSITOR (SEC FILE NO. 333-125485)

                        RESIDENTIAL FUNDING COMPANY, LLC
                           MASTER SERVICER AND SPONSOR

                                 MARCH 29, 2007

--------------------------------------------------------------------------------

                              [Deutsche Bank LOGO]
                      (JOINT LEAD MANAGER AND BOOK RUNNER)

                                 [GMAC RFC LOGO]
                              (JOINT LEAD MANAGER)

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                                   DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the
SEC for the new offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-503-4611.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the securities, supersedes any information contained in any prior similar materials relating to the securities.
The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the Securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities, until we have accepted your offer to purchase securities.

You are advised that the terms of the securities, and the characteristics of the pool assets backing them, may change (due, among other things, to the possibility that the assets that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different assets may be added to the pool, and that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such securities to you is conditioned on the assets and securities having the characteristics described in these materials. If for any reason the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        2

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                                  $346,555,000
                    (APPROXIMATE, SUBJECT TO +/- 5% VARIANCE)
                           RAAC SERIES 2007-SP1 TRUST
        Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP1
                     Senior / Subordinate REMIC Certificates

                                                                 PMT.                 FINAL
                                                  EST. WAL      WINDOW    APPROX.   SCHEDULED       EXPECTED
           APPROXIMATE     INITIAL   PRINCIPAL    (YEARS)      (MONTHS)   INITIAL  DISTRIBUTION    RATINGS(5)
 CLASS         SIZE       COUPON(1)     TYPE    CALL/MAT(2)  CALL/MAT(2)   C/E(3)     DATE(4)     MOODY'S/S&P
--------  ------------  -----------  ---------  -----------  -----------  -------  ------------  -------------

A-1       $181,796,000   1mL + [_]%     SEQ     1.00 / 1.00  1-27 / 1-27   13.25%   March 2037    [Aaa / AAA]
          $ 61,928,000   1mL + [_]%     SEQ                    27-52 /     13.25%                 [Aaa / AAA]
A-2                                             3.00 / 3.00     27-52               March 2037
          $ 66,211,000   1mL + [_]%     SEQ                    52-89 /     13.25%                 [Aaa / AAA]
A-3                                             6.29 / 7.51     52-212              March 2037
M-1(6)    $ 14,112,000   1mL + [_]%     MEZ     4.90 / 5.42    39-89 /      9.30%   March 2037     [Aa2 / AA]
                                                                39-157
          $ 11,433,000   1mL + [_]%     MEZ                    38-89 /      6.10%
M-2(6)                                          4.86 / 5.31     38-142              March 2037      [A2 / A]
          $  6,788,000   1mL + [_]%     MEZ                    38-89 /      4.20%
M-3(6)                                          4.84 / 5.18     38-125              March 2037   [Baa1 / BBB+]
M-4(7)    $  4,287,000   1mL + [_]%  MEZ/TURBO  0.47 / 0.47  1-14 / 1-14    3.00%   March 2037    [Baa2 / BBB]
SB(8)(9)                                  Not Offered Hereby                                           NR
R(8)(10)                                  Not Offered Hereby                                           NR

(1)  The Pass-Through Rate for each class of Offered Certificates will be equal to the the least (i) One-Month LIBOR plus the related margin, (ii) the Net
     WAC Cap Rate and (iii) a 14.00% per annum hard cap. The margin on the Class
     A Certificates will increase to 2x their original margin and the margin on the Class M Certificates will increase to 1.5x their original margin on the first Distribution Date after the first possible Optional Termination Date.
     The holders of the Class A and Class M Certificates may also be entitled to certain payments under the yield maintenance agreement and swap agreement
     (as described herein). One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)  The weighted average lives ("WAL") and Payment Window assume prepayments occur at the Prepayment Pricing Assumption and the certificates pay on the
     25th of each month (or the next following business day if the 25th is not a business day) beginning in April 2007. The WAL and Payment Window to Call assumes the 10% Optional Termination Date is exercised on the first eligible Distribution Date. The first expected Distribution Date is April
     25, 2007.

(3)  Initial credit support ("C/E") for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the initial O/C amount. The initial
     overcollateralization ("O/C") amount on the Closing Date is expected to be equal to approximately 3.00% of the Cut-Off Date collateral balance.

(4)  Final Scheduled Distribution Date for any class is the 360th Distribution
     Date.

(5)  Ratings are subject to final rating agency approval.

(6)  It is not expected that the Class M Certificates (except Class M-4) will receive principal payments prior to the stepdown date.

(7)  Beginning on the first Distribution Date, [80%] of monthly excess cashflow, as described herein, will be used to pay the principal balance of the Class
     M-4 Certificates until reduced to zero.

(8)  The Class SB and Class R Certificates are not offered hereby.

(9)  The Class SB Certificates represent the entitlement to certain remaining cash flows in respect of the Mortgage Loans following payment of principal and interest in respect of the Offered Certificates and to all prepayment penalty distributions, as described herein.

(10) The Class R Certificate is a non-economic REMIC tax residual.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        3

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

OVERVIEW OF THE RFC PRINCIPAL INVESTMENT ACTIVITIES PROGRAM

The Mortgage Loans included in the trust were acquired and evaluated under
Residential Funding's Principal Investment Activities ("PIA") Program. The PIA
Program, among other types of collateral, targets seasoned assets offered in the secondary market. These loans may be called loans (from Residential Funding programs or otherwise), loans acquired as part of portfolio sales, may be loans with program exceptions or may be secured by unusual property types. The loans may have document deficiencies or prior and/or current delinquencies or a combination of one or more of the foregoing.

The PIA Program employs a value based investment strategy whereby it looks to acquire various types of loans at a price that the PIA Program deems to be undervalued at the time of purchase. The PIA Program's process for acquiring a loan is intended to determine whether the characteristics of the loan, the borrower and the collateral, taken as a whole, represent an acceptable lending risk. The factors considered may include:

o    the Mortgage Loan's payment terms and characteristics;

o    the borrower's credit profile, both currently and, if available, at origination;

o    an analysis of the mortgagor's ability and willingness to make full and timely repayment;

o    the value of the mortgaged property, as evidenced by a broker's price opinion, statistical value or comparison with real estate listings of comparable properties; and

o    the quality of the available legal documentation associated with the loan, including certain aspects of compliance.

PIA's due diligence is tailored to address the particular risk profile of each acquisition. In relation to the acquisition of the Mortgage Loans for this transaction, the due diligence performed by the PIA group included a review of a detailed loan tape with specific representations and warranties provided by the seller of such Mortgage Loans, in relation to, among other things, the accuracy of such date, together with a review of the underlying loans and the collateral files, but did not include a review of the credit files for the Mortgage Loans.

The values of mortgaged properties securing loans acquired under the PIA Program obtained are generally compared to an estimated value, recent listings of comparable properties, statistical values and/or broker's price opinions.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        4

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

TRANSACTION OVERVIEW

ISSUING ENTITY:                  RAAC Series 2007-SP1 Trust.

CERTIFICATES:                    Class A-1, Class A-2, Class A-3, Class M-1,
                                 Class M-2, Class M-3, and Class M-4
                                 Certificates are the "Offered Certificates". In
                                 addition to the Offered Certificates, the trust
                                 fund will issue the Class SB and Class R
                                 Certificates.

                                 The Offered Certificates will be offered
                                 pursuant to the prospectus relating to the
                                 Offered Certificates (the "Prospectus").

SENIOR CERTIFICATES:             Class A-1, Class A-2, and Class A-3
                                 Certificates ("Class A Certificates").

SUBORDINATE CERTIFICATES:        Class M-1, Class M-2, Class M-3, and Class M-4
                                 (the "Class M Certificates").

ACCELERATED SUBORDINATE          Class M-4 Certificates.
CERTIFICATES:

DEPOSITOR:                       Residential Asset Mortgage Products, Inc.
                                 ("RAMP"), an affiliate of Residential Funding
                                 Company, LLC.

MASTER SERVICER AND SPONSOR:     Residential Funding Company, LLC (the
                                 "Sponsor", "Master Servicer" or "RFC").

SERVICERS (GREATER THAN 10%):    GMAC Mortgage Corporation (68.1%)
                                 Homecomings Financial Network (16.7%)

TRUSTEE:                         LaSalle Bank, N.A.

SWAP COUNTERPARTY:               [TBD]

YIELD MAINTENANCE AGREEMENT      [TBD]
COUNTERPARTY:

LEAD MANAGERS:                   Deutsche Bank Securities and Residential
                                 Funding Securities LLC.

CUT-OFF DATE:                    March 1, 2007.

CLOSING DATE:                    On or about April [10], 2007.

DISTRIBUTION DATES:              The 25th day of each month (if such day is not
                                 a business day, the first business day
                                 thereafter), commencing in April 2007.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        5

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

FORM OF CERTIFICATES:            The Offered Certificates will be available in
                                 book-entry form through DTC / Euroclear /
                                 Clearstream in same day funds.

MINIMUM DENOMINATIONS:           The Class A Certificates and the Class M-1
                                 Certificates will be offered in minimum
                                 denominations of $25,000 and integral multiples
                                 of $1 in excess thereof. The Class M-2
                                 Certificates, Class M-3 Certificates, and Class
                                 M-4 Certificates will be offered in minimum
                                 denominations of $250,000 and integral
                                 multiples of $1 in excess thereof.

DAY COUNT:                       Interest will accrue on the Offered
                                 Certificates on the basis of a 360-day year and
                                 the actual number of days elapsed in each
                                 Accrual Period.

DELAY DAYS:                      0 days for the Offered Certificates.

ACCRUAL PERIOD:                  Interest on the Offered Certificates accrues
                                 from the last Distribution Date (or in the case
                                 of the first Distribution Date, the Closing
                                 Date) through the day preceding the current
                                 Distribution Date.

ACCRUED INTEREST:                The Offered Certificates will settle flat on
                                 the Closing Date.

DUE PERIOD:                      With respect to any Distribution Date is the
                                 one-month period beginning on the second day of
                                 the calendar month immediately preceding the
                                 month in which such Distribution Date occurs
                                 and ending on the first day of the month in
                                 which such Distribution Date occurs.

PREPAYMENT PERIOD:               With respect to any Distribution Date is the
                                 immediately preceding calendar month.

TAX STATUS:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICS and, as
                                 such, will be treated as debt instruments of a
                                 REMIC for federal income tax purposes.

ERISA ELIGIBILITY:               Subject to the considerations described in the
                                 Prospectus Supplement, the Class A Certificates
                                 are expected to be considered eligible for
                                 purchase by any person investing assets of
                                 employee benefit plans or individual retirement
                                 accounts. However, the Class A Certificates may
                                 not be acquired or held by any person investing
                                 assets of any such plans or individual
                                 retirement accounts before the termination of
                                 the Swap Agreement, unless such acquisition or
                                 holding is eligible for the exemptive relief
                                 available under one of the investor-based class
                                 exemptions described in the Prospectus
                                 Supplement.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        6

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

IRS CIRCULAR 230 NOTICE:         Any discussion of the United States federal tax
                                 issues set forth in this document is written in
                                 connection with the promotion and marketing of
                                 the transaction described in this document.
                                 Such discussion was not intended or written to
                                 be legal or tax advice to any person and is not
                                 intended or written to be used, and cannot be
                                 used, by any person for the purpose of avoiding
                                 any United States federal income tax penalties
                                 that may be imposed on such person. Each
                                 investor should seek advice based on its
                                 particular circumstances from an independent
                                 tax advisor.

SMMEA ELIGIBILITY:               None of the Offered Certificates are expected
                                 to constitute "mortgage-related securities" for
                                 purposes of the Secondary Mortgage Market
                                 Enhancement Act of 1984.

OPTIONAL TERMINATION DATE:       On any Distribution Date on which the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, after giving effect to distributions to
                                 be made on that Distribution Date, is less than
                                 10% of the aggregate stated principal balance
                                 of the Mortgage Loans as of the Cut-Off Date,
                                 the Master Servicer may, but will not be
                                 required to:

                                 o    purchase from the trust all of the
                                      remaining Mortgage Loans and cause an
                                      early retirement of the certificates;

                                 or

                                 o    purchase all of the certificates.

                                 An optional purchase of the certificates will
                                 cause the outstanding principal balance of the
                                 applicable certificates to be paid in full with
                                 accrued interest.

EXPENSE FEE RATE:                With respect to any Mortgage Loan, the Expense
                                 Fee Rate consists of the premium payable to the
                                 mortgage insurer on certain loans and the
                                 servicing fee for such Mortgage Loan. The
                                 servicing fee consists of (a) servicing
                                 compensation payable to the Master Servicer for
                                 its master servicing activities, and (b)
                                 subservicing and other related compensation
                                 payable to the sub-servicer, including
                                 compensation paid to the Master Servicer as the
                                 direct servicer of a Mortgage Loan for which
                                 there is no subservicer. The weighted average
                                 servicing fee as of the Cut-off Date is
                                 approximately 0.47%.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        7

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

MORTGAGE LOANS:                  The Cut-Off Date collateral balance will be
                                 comprised of first lien and second lien,
                                 fixed-rate and adjustable-rate seasoned
                                 Mortgage Loans (the "Mortgage Loans") as
                                 follows:

                                                              No. of       Current               Gross
                                 Rate Type/ Lien Position      Loans       Balance         %      WAC     WAM   WALA
                                 --------------------------   ------   --------------   ------   -----    ---   ----

                                 Adjustable Rate / 1st Lien     854    171,519,064.20    48.01    7.757   340     20
                                 Fixed Rate / 1st Lien         1102    178,059,989.68    49.84    6.568   303     28
                                 Fixed Rate / 2nd Lien          205      7,694,550.71     2.15   11.095   192     21
                                                               ----    --------------   ------   ------   ---    ---
                                 TOTAL:                        2161    357,273,604.59   100.00    7.236   318     24
                                                               ----    --------------   ------   ------   ---    ---

PREPAYMENT PRICING ASSUMPTION:   In respect of the fixed-rate first lien
                                 Mortgage Loans, 20% HEP, in respect of the
                                 fixed-rate second lien Mortgage Loans, 30% HEP
                                 and in respect of the adjustable-rate Mortgage
                                 Loans, 100% PPC (2% CPR in month 1, building
                                 linearly to 30% CPR in month 12, remaining at
                                 30% CPR until month 22, 50% CPR from month 23
                                 to month 27, and 35% CPR in month 28 and
                                 thereafter).

NET MORTGAGE RATE:               With respect to any Mortgage Loan, the mortgage
                                 rate thereon minus the Expense Fee Rate.

NET WAC CAP RATE:                The Pass-Through Rate on each class of Offered
                                 Certificates with respect to each Distribution
                                 Date will be subject to a cap equal to the
                                 product of (i) the weighted average of the Net
                                 Mortgage Rates of the Mortgage Loans as of the
                                 end of the calendar month immediately preceding
                                 the month in which such Distribution Date
                                 occurs and (ii) a fraction, the numerator of
                                 which is 30 and the denominator of which is the
                                 actual number of days in the related Interest
                                 Accrual Period, minus the product of (a) a
                                 fraction, expressed as a percentage, the
                                 numerator of which is the product of (x) the
                                 amount of any net swap payments or Swap
                                 Termination Payment not due to a Swap
                                 Counterparty Trigger Event owed to the swap
                                 counterparty as of such distribution date and
                                 (y) 12 and the denominator of which is the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans as of such distribution date,
                                 and (b) a fraction, the numerator of which is
                                 30 and the denominator of which is the actual
                                 number of days in the related Interest Accrual
                                 Period.

NET WAC CAP RATE SHORTFALL:      With respect to the Offered Certificates and
                                 any Distribution Date on which the Net WAC Cap
                                 Rate is used to determine the Pass-Through Rate
                                 of the Offered Certificates, an amount equal to
                                 the excess of (x) accrued certificate interest
                                 for the Offered Certificates calculated at a
                                 rate equal to the lesser of (i) One-Month LIBOR
                                 plus the related margin and (ii) 14.000% per
                                 annum, over (y) accrued certificate interest
                                 for the Offered Certificates calculated using
                                 the Net WAC Cap Rate.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        8

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RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

NET WAC CAP RATE SHORTFALL       With respect to any class of the Offered
CARRY-FORWARD AMOUNT:            Certificates and any Distribution Date, an
                                 amount equal to the Net WAC Cap Rate Shortfall
                                 for such Distribution Date plus any Net WAC Cap
                                 Rate Shortfall unpaid from prior Distribution
                                 Dates, plus interest thereon to the extent
                                 previously unreimbursed by excess cashflow,
                                 payments under the yield maintenance agreement
                                 or swap payments, at a rate equal to the lesser
                                 of (i) One-Month LIBOR plus a related margin,
                                 and (ii) 14.000% per annum.

PASS-THROUGH RATE:               With respect to the Offered Certificates and
                                 any Distribution Date, a per annum rate equal
                                 to the least of (i) One-Month LIBOR plus the
                                 related margin, (ii) the Net WAC Cap Rate and
                                 (iii) 14.000%.

CUT-OFF DATE PRINCIPAL           With respect to any Mortgage Loan, the unpaid
BALANCE:                         principal balance thereof at the Cut-off Date
                                 after giving effect to all installments of
                                 principal due in or prior to the month of March
                                 2007, whether or not received, exclusive of any
                                 Arrearages.

ARREARAGES:                      On the Cut-Off Date the total amount of
                                 Arrearage will be equal to $0. No Arrearages
                                 will be securitized within this transaction. In
                                 the event that a mortgage loan is liquidated
                                 before the Arrearage of such loan is reduced to
                                 zero, the Arrearage may reduce the liquidation
                                 proceeds available for distribution to
                                 certificateholders.

STATED PRINCIPAL BALANCE:        For any Mortgage Loan as of any date of
                                 determination, its principal balance as of the
                                 cut-off date after application of all scheduled
                                 principal payments due on or before the cut-off
                                 date, whether received or not, plus any
                                 Deferred Interest added to the principal
                                 balance of the Mortgage Loans pursuant to the
                                 terms of the Mortgage Note, reduced by all
                                 amounts allocable to principal that are
                                 distributed to certificateholders before the
                                 date of determination, and as further reduced
                                 to the extent that any Realized Loss thereon
                                 has been allocated to any certificate before
                                 that date.

RELIEF ACT SHORTFALLS:           With respect to any Distribution Date, the
                                 shortfall, if any, in collections of interest
                                 resulting from the Servicemembers Civil Relief
                                 Act, as amended, or any similar legislation or
                                 regulation. Relief Act Shortfalls will be
                                 covered by available Excess Cash Flow, payments
                                 under the Yield Maintenance Agreement or Net
                                 Swap Payments in the current period only. Any
                                 Relief Act Shortfalls allocated to the Offered
                                 Certificates for the current period not covered
                                 by Excess Cash Flow, payments under the Yield
                                 Maintenance Agreement or Net Swap Payments in
                                 the current period will remain unpaid. Relief
                                 Act Shortfalls will be allocated on a pro rata
                                 basis among the Offered Certificates in
                                 accordance with the amount of accrued
                                 certificate interest that would have accrued
                                 absent these shortfalls.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        9

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

PREPAYMENT INTEREST SHORTFALL:   With respect to any Distribution Date, the
                                 aggregate shortfall, if any, in collections of
                                 interest resulting from mortgagor prepayments
                                 on the Mortgage Loans during the preceding
                                 calendar month. These shortfalls will result
                                 because interest on prepayments in full is
                                 distributed only to the date of prepayment, and
                                 because no interest is distributed on
                                 prepayments in part, as these prepayments in
                                 part are applied to reduce the outstanding
                                 principal balance of the Mortgage Loans as of
                                 the due date immediately preceding the date of
                                 prepayment. No assurance can be given that the
                                 amounts available to cover Prepayment Interest
                                 Shortfalls will be sufficient therefore.

DEFERRED INTEREST:               With respect to any Mortgage Loan providing for
                                 negative amortization, as of any date of
                                 determination, the amount, if any, by which the
                                 aggregate amount of interest accrued on such
                                 Mortgage Loan for such date of determination
                                 exceeds the monthly payment for such date of
                                 determination and which amount, pursuant to the
                                 terms of the related Mortgage Note, is added to
                                 the principal balance of such Mortgage Loan.

DEFERRED INTEREST SHORTFALL:     With respect to any Class of the Class A and
                                 Class M Certificates and any Distribution Date
                                 for which Deferred Interest exists and upon
                                 which the accrued certificate interest on the
                                 Class A and Class M Certificates exceeds the
                                 available distribution amount on such
                                 Distribution Date, the lesser of (a) such
                                 excess and (b) the amount of such Deferred
                                 Interest.

ELIGIBLE MASTER SERVICING        Prepayment Interest Shortfalls may be covered
COMPENSATION:                    from master servicing compensation in the
                                 amount equal to the lesser of (i) one-twelfth
                                 of 0.125% of the Stated Principal Balance of
                                 the Mortgage Loans on the immediately preceding
                                 Distribution Date and (ii) the sum of the
                                 Master Servicing Fee payable to the Master
                                 Servicer plus reinvestment income for such
                                 Distribution Date.

COUPON STEP UP:                  If Residential Funding Company, LLC or its
                                 designee does not exercise its right to
                                 purchase the remaining Mortgage Loans on the
                                 first possible Optional Termination Date, the
                                 margin on the Class A Certificates will
                                 increase to 2x the original margin and the
                                 margin for the Class M Certificates will
                                 increase to 1.5x the original margin on the
                                 first Distribution Date after the first
                                 possible Optional Termination Date.

SWAP COUNTERPARTY TRIGGER        An event of default under the swap agreement
EVENT:                           with respect to which the swap counterparty is
                                 a defaulting party (as defined in the swap
                                 agreement), a termination event under the swap
                                 agreement with respect to which the swap
                                 counterparty is the sole affected party (as
                                 defined in the swap agreement) or an additional
                                 termination event under the swap agreement with
                                 respect to which the swap counterparty is the
                                 sole affected party (as defined in the swap
                                 agreement).

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       10

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

HOEPA:                           None of the Mortgage Loans were subject to the
                                 Home Ownership and Equity Protection Act of
                                 1994, referred to as the Homeownership Act or
                                 HOEPA.

PROSPECTUS:                      The Class A and Class M Certificates will be
                                 offered pursuant to a base prospectus and a
                                 prospectus supplement (together, the
                                 "Prospectus"). Additional information with
                                 respect to the Class A and Class M Certificates
                                 and the Mortgage Loans is contained in the
                                 Prospectus.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       11

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

CREDIT ENHANCEMENT:              A. Subordination

                                 Credit enhancement for the Class A Certificates
                                 will include the subordination of the Class M
                                 Certificates. Credit enhancement for any Class
                                 M Certificates will include the Class M
                                 Certificates with a lower payment priority and
                                 certain other non-offered certificates as
                                 described in the Prospectus.

                                 B. Overcollateralization ("OC")

                                 Initial (% Orig)                 3.00%
                                 OC Target (% Orig)               3.00%
                                 Stepdown OC Target (% Current)   8.40%
                                 OC Floor (% Orig)                0.50%

                                 C. Excess Cash Flow

                                 On the Closing Date the initial Excess Cash
                                 Flow will be equal to approximately 414 bps per
                                 annum, and on the second Distribution Date is
                                 expected to be approximately 157 bps per annum.
                                 For any Distribution Date, Excess Cash Flow
                                 will equal the sum of (i) the excess of the
                                 available distribution amount over the sum of
                                 (a) the interest distribution amount for the
                                 certificates and (b) the Principal Remittance
                                 Amount and (ii) any Overcollateralization
                                 Reduction Amount. Excess Cash Flow may be used
                                 to protect the Class A Certificates and Class M
                                 Certificates against realized losses by making
                                 an additional payment of principal to cover the
                                 amount of the realized losses or by reimbursing
                                 the principal portion of realized losses
                                 incurred and allocated to the Offered
                                 Certificates that remain unreimbursed by making
                                 additional payment of principal to reach the
                                 required level of overcollateralization in the
                                 manner set forth in the excess cash flow
                                 waterfall.

                                 In addition, up to [80%] of the Excess Cash
                                 Flow as described herein will be used to make
                                 additional payments of principal to the Class
                                 M-4 Certificates in the manner set forth in the
                                 excess cash flow waterfall.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       12

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

EXPECTED CREDIT SUPPORT
PERCENTAGE:

                                                                               AFTER
                                                            INITIAL CREDIT   STEP-DOWN
                                   CLASS     RATING (M/S)      SUPPORT        SUPPORT
                                 ---------   ------------   --------------   ---------

                                  Class A      Aaa / AAA        13.25%         26.50%
                                 Class M-1     Aa2 / AA          9.30%         18.60%
                                 Class M-2      A2 / A           6.10%         12.20%
                                 Class M-3    Baa1 / BBB+        4.20%          8.40%
                                 Class M-4    Baa2 / BBB         3.00%          6.00%

                                 For any class of Offered Certificates, the
                                 initial credit support is the aggregate
                                 Certificate Principal Balance of all Offered
                                 Certificates subordinate to such class as a
                                 percentage of the aggregate Principal Balance
                                 of the Mortgage Loans as of the Cut-off Date.
                                 The initial credit support includes the initial
                                 Overcollateralization.

SUBORDINATION PERCENTAGE:

                                   CLASS     RATING (M/S)   SUBORDINATION %
                                 ---------   ------------   ---------------

                                  Class A     Aaa / AAA          73.50%
                                 Class M-1     Aa2 / AA          81.40%
                                 Class M-2      A2 / A           87.80%
                                 Class M-3   Baa1 / BBB+         91.60%
                                 Class M-4    Baa2 / BBB         94.00%

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount with respect
                                 to any Distribution Date is the excess, if any,
                                 of (i) the aggregate Stated Principal Balance
                                 of the Mortgage Loans before giving effect to
                                 distributions of principal to be made on that
                                 Distribution Date, over (ii) the sum of the
                                 aggregate Certificate Principal Balance of the
                                 Class A and Class M Certificates, as of such
                                 date, before taking into account the
                                 distributions of principal to be made on such
                                 Distribution Date.

                                 The Overcollateralization Amount will initially
                                 be approximately 3.00% of the Cut-off Date
                                 Principal Balance of the Mortgage Loans.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       13

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

REQUIRED OVERCOLLATERALIZATION   As of any distribution date, (a) if such
AMOUNT:                          distribution date is prior to the Stepdown
                                 Date, the sum of approximately 3.00% of the
                                 aggregate Cut-off Date Principal Balance of the
                                 Mortgage Loans and an amount by which the
                                 Certificate Principal Balances of the Class M-4
                                 Certificates have been reduced by any payments
                                 from Excess Cash Flow pursuant to clause (9)
                                 under the heading "Excess Cash Flow
                                 Distributions" below, on any prior distribution
                                 dates, or (b) if such distribution date is on
                                 or after the Stepdown Date, the lesser of (i)
                                 the sum of (1) approximately 3.00% of the
                                 aggregate Cut-off Date Principal Balance of the
                                 Mortgage Loans and (2) the amount by which the
                                 Certificate Principal Balances of the Class M-4
                                 Certificates have been reduced by any payments
                                 from Excess Cash Flow pursuant to clause (9)
                                 under the heading "Excess Cash Flow
                                 Distributions" below, on any prior distribution
                                 dates and (ii) the greater of (1) the excess of
                                 (x) approximately 8.40% of the then current
                                 aggregate outstanding Principal Balance of the
                                 Mortgage Loans after giving effect to
                                 distributions to be made on that Distribution
                                 Date over (y) the aggregate Class Certificate
                                 Balance of the Class M-4 Certificates and (2)
                                 the Overcollateralization Floor.
                                 Notwithstanding the foregoing, if a Trigger
                                 Event is in effect, the Required
                                 Overcollateralization Amount shall be an amount
                                 equal to the Required Overcollateralization
                                 Amount for the immediately preceding
                                 distribution date plus any amount by which the
                                 Certificate Principal Balances of the Class M-4
                                 Certificates have been reduced by any payments
                                 of Excess Cash Flow pursuant to clause (9)
                                 under the heading "Excess Cash Flow
                                 Distributions" for the prior distribution date.

OVERCOLLATERALIZATION FLOOR:     0.50% of the Cut-off Date Principal Balance of
                                 the Mortgage Loans.

OVERCOLLATERALIZATION            With respect to any Distribution Date, the
REDUCTION AMOUNT:                amount equal to the lesser of (a) the excess of
                                 the Overcollateralization Amount over the
                                 Required Overcollateralization Amount for that
                                 Distribution Date and (b) the Principal
                                 Remittance Amount for that Distribution Date.

OVERCOLLATERALIZATION INCREASE   With respect to any Distribution Date, an
AMOUNT:                          amount equal to the lesser of (1) the sum of
                                 (a) the Excess Cash Flow available for payment
                                 of the Overcollateralization Increase Amount
                                 for that Distribution Date, as provided in
                                 clause (3) under the heading "Excess Cash Flow
                                 Distributions" below and (b) any available
                                 amounts as provided in clause (2) under the
                                 "Yield Maintenance Agreement" and clause (2)
                                 under the "Swap Agreement", and (2) the excess,
                                 if any, of (x) the Required
                                 Overcollateralization Amount for that
                                 Distribution Date over (y) the
                                 Overcollateralization Amount for that
                                 Distribution Date.

STEPDOWN DATE:                   The earlier to occur of (i) the Distribution
                                 Date immediately succeeding the Distribution
                                 Date on which the aggregate Certificate
                                 Principal Balance of the Class A Certificates
                                 has been reduced to zero or (ii) the later to
                                 occur of (x) the Distribution Date in April
                                 2010 (37th Distribution Date) and (y) the first
                                 Distribution Date on which the Senior
                                 Enhancement Percentage (calculated for this
                                 purpose only after taking into account
                                 distributions of principal on the Mortgage
                                 Loans, but prior to any distribution of
                                 principal to the holders of the Certificates)
                                 is equal to or greater than approximately
                                 26.50%.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       14

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

SENIOR ENHANCEMENT PERCENTAGE:   On any Distribution Date, the Senior
                                 Enhancement Percentage will be equal to a
                                 fraction, the numerator of which is the sum of
                                 (x) the aggregate Certificate Principal Balance
                                 of the Class M Certificates immediately prior
                                 to that Distribution Date and (y) the
                                 Overcollateralization Amount, in each case
                                 prior to the distribution of the Principal
                                 Distribution Amount on such Distribution Date,
                                 and the denominator of which is the aggregate
                                 Stated Principal Balance of the Mortgage Loans
                                 after giving effect to distributions to be made
                                 on that Distribution Date.

EXCESS CASH FLOW:                For any Distribution Date, the sum of (a) the
                                 excess of the available distribution amount
                                 over the sum of (x) the interest distribution
                                 amount for the Offered Certificates for that
                                 Distribution Date and (y) the Principal
                                 Remittance Amount for that Distribution Date
                                 and (b) any Overcollateralization Reduction
                                 Amount, if any, for that Distribution Date.

                                 Excess Cash Flow may be used, among other
                                 things, to protect the Offered Certificates
                                 against realized losses by making an additional
                                 payment of principal up to the amount of the
                                 realized losses.

SIXTY-PLUS DELINQUENCY           With respect to any distribution date, the
PERCENTAGE:                      fraction, expressed as a percentage, equal to
                                 (x) the aggregate Stated Principal Balance of
                                 the Mortgage Loans that are 60 or more days
                                 delinquent in payment of principal and interest
                                 for that distribution date, including Mortgage
                                 Loans in foreclosure and REO, over (y) the
                                 aggregate Stated Principal Balance of all
                                 Mortgage Loans immediately preceding that
                                 distribution date.

TRIGGER EVENT:                   A Trigger Event will be in effect for any
                                 Distribution Date on or after the Stepdown Date
                                 if EITHER of the following two events has
                                 occurred with respect to that Distribution
                                 Date:

                                 1.   the three-month average of the Sixty-Plus
                                      Delinquency Percentage for such
                                      Distribution Date and the preceding two
                                      Distribution Dates equals or exceeds
                                      [45.20%] of the Senior Enhancement
                                      Percentage for that Distribution Date;

                                 2.   on or after the Distribution Date in April
                                      2009 the cumulative realized losses on the
                                      Mortgage Loans as a percentage of the
                                      Cut-off Date Principal Balance of the
                                      Mortgage Loans exceed the following
                                      amounts:

                                       Distribution Date               Required Loss Percentage
                                 -----------------------------   ----------------------------------

                                 April 2009 through March 2010   [1.05%] with respect to month 25,
                                 (Distribution Dates 25 to 36)   plus an additional 1/12 of [0.70%]
                                                                 for each month thereafter

                                 April 2010 through March 2011   [1.75%] with respect to month 37,
                                 (Distribution Dates 37 to 48)   plus an additional 1/12 of [0.75%]
                                                                 for each month thereafter

                                 April 2011 through March 2012   [2.50%] with respect to month 49,
                                 (Distribution Dates 49 to 60)   plus an additional 1/12 of [0.50%]
                                                                 for each month thereafter

                                 April 2012 through March 2013   [3.00%] with respect to month 61,
                                 (Distribution Dates 61 to 72)   plus an additional 1/12 of [0.25%]
                                                                 for each month thereafter

                                 April 2013 and thereafter       [3.25%]
                                 (Distribution Dates 73+)

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       15

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

YIELD MAINTENANCE AGREEMENT

Any amounts payable under the Yield Maintenance Agreement on each Distribution
Date will be distributed as follows:

On any Distribution Date, to the extent not already covered by Excess Cash Flow, payments received by the trust under the Yield Maintenance Agreement will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

     1.   as part of the Principal Distribution Amount, to pay to the holders of the Offered Certificates, in the priority described under "Principal
          Distributions" below, in reduction of their Certificate Principal
          Balances, the principal portion of realized losses incurred on the
          Mortgage Loans for the preceding calendar month;

     2.   to pay the holders of the Class A Certificates and Class M
          Certificates as part of the Principal Distribution Amount, in the priority described under "Principal Distributions" below, any
          Overcollateralization Increase Amount;

     3.   to pay the holders of the Offered Certificates, the amount of any
          Prepayment Interest Shortfalls allocated thereto for that Distribution
          Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master
          Servicing Compensation on that Distribution Date;

     4.   to pay to the holders of the Offered Certificates, any Prepayment
          Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

     5.   to pay to the holders of the Class A Certificates on a pro rata basis, and then to the Class M-1, Class M-2, Class M-3, and Class M-4
          Certificates in that order of priority, the amount of any Net WAC Cap
          Rate Shortfall Carry-Forward Amounts remaining unpaid as of that
          Distribution Date;

     6.   to pay to the holders of the Offered Certificates, the amount of any
          Relief Act Shortfalls allocated thereto, on a pro rata basis based on
          Relief Act Shortfalls allocated thereto for that Distribution Date;

     7.   to pay to the holders of the Class A Certificates on a pro rata basis, and then to the Class M-1, Class M-2, Class M-3 and Class M-4
          Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

     8.   to pay any swap termination payments owed to the swap counterparty due to a Swap Counterparty Trigger Event; and

     9.   to pay any balance remaining as provided in the pooling and servicing agreement.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       16

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

SWAP AGREEMENT

On any Distribution Date, net swap payments received from the swap counterparty by the supplemental interest trust will be deposited by the trustee into the
Supplemental Interest Trust account and, to the extent not already covered by
Excess Cash Flow and payments received by the trust under the Yield Maintenance
Agreement, will be allocated among the certificates as set forth in the
Prospectus in the following order of priority:

     1.   as part of the Principal Distribution Amount, to pay to the holders of the Offered Certificates, in the priority described under "Principal
          Distributions" below, in reduction of their Certificate Principal
          Balances, the principal portion of realized losses incurred on the
          Mortgage Loans for the preceding calendar month;

     2.   to pay the holders of the Offered Certificates as part of the
          Principal Distribution Amount, in the priority described under
          "Principal Distributions" below, any Overcollateralization Increase
          Amount;

     3.   to pay the holders of Offered Certificates, the amount of any
          Prepayment Interest Shortfalls allocated thereto for that Distribution
          Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master
          Servicing Compensation on that Distribution Date;

     4.   to pay to the holders of the Offered Certificates, any Prepayment
          Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

     5.   to pay to the holders of the Class A Certificates on a pro-rata basis, and then to the Class M-1, Class M-2, Class M-3 and Class M-4
          Certificates in that order of priority, the amount of any Net WAC Cap
          Rate Shortfall Carry-Forward Amounts remaining unpaid as of that
          Distribution Date;

     6.   to pay to the holders of the Offered Certificates, the amount of any
          Relief Act Shortfalls allocated thereto, on a pro rata basis based on
          Relief Act Shortfalls allocated thereto for that Distribution Date;

     7.   to pay to the holders of the Class A Certificates on a pro-rata basis, and then to the Class M-1, Class M-2, Class M-3, and Class M-4
          Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;
          and

     8.   to pay any balance remaining as provided in the pooling and servicing agreement.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       17

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

DISTRIBUTIONS

INTEREST DISTRIBUTIONS:          On each Distribution Date, accrued and unpaid
                                 interest (less any Prepayment Interest
                                 Shortfalls not covered by Eligible Master
                                 Servicing Compensation, any Relief Act
                                 Shortfalls or any Deferred Interest Shortfall)
                                 will be paid to the holders of Offered
                                 Certificates to the extent of the available
                                 distribution amount as described in the
                                 Prospectus in the following order of priority:

                                      1.   To the Class A Certificates, pro
                                           rata;

                                      2.   To the Class M-1 Certificates;

                                      3.   To the Class M-2 Certificates;

                                      4.   To the Class M-3 Certificates; and

                                      5.   To the Class M-4 Certificates.

PRINCIPAL DISTRIBUTIONS:         On each Distribution Date, the Principal
                                 Distribution Amount will be distributed as
                                 follows:

                                      1.   To the Class A-1, Class A-2 and Class
                                           A-3 Certificates, sequentially, the
                                           Class A Principal Distribution Amount
                                           until the Certificate Principal
                                           Balance of each class of Class A
                                           Certificates is reduced to zero;
                                           provided that on or after the first
                                           Distribution Date on which the
                                           Certificate Principal Balances of the
                                           Class M Certificates and the
                                           Overcollateralization Amount have
                                           been reduced to zero, holders of the
                                           Class A-1 Certificates, the Class A-2
                                           Certificates and the Class A-3
                                           Certificates will receive such
                                           portion of the Principal Distribution
                                           Amount, on a pro rata basis, until
                                           the Certificate Principal Balances
                                           thereof have been reduced to zero.

                                      2.   To the Class M-1 Certificates, the
                                           Class M-1 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance of the Class M-1
                                           Certificates is reduced to zero;

                                      3.   To the Class M-2 Certificates, the
                                           Class M-2 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance of the Class M-2
                                           Certificates is reduced to zero;

                                      4.   To the Class M-3 Certificates, the
                                           Class M-3 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance of the Class M-3
                                           Certificates is reduced to zero; and

                                      5.   To the Class M-4 Certificates, the
                                           Class M-4 Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance of the Class M-4
                                           Certificates is reduced to zero;

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       18

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

CAPITALIZATION REIMBURSEMENT     With respect to any Distribution Date, the
   AMOUNT:                       amount of Advances or Servicing Advances that
                                 were added to the outstanding principal balance
                                 of the Mortgage Loans during the preceding
                                 calendar month on or prior to such distribution
                                 date and for which the master servicer or
                                 subservicer is entitled to be reimbursed, plus
                                 the Capitalization Reimbursement Shortfall
                                 Amount remaining unreimbursed from any prior
                                 distribution date and reimbursed to the master
                                 servicer or servicer on or prior to such
                                 distribution date. The master servicer or
                                 subservicer will be entitled to be reimbursed
                                 for Capitalized Reimbursement Amounts only from
                                 the principal collections on the related
                                 Mortgage Loans.

CAPITALIZATION REIMBURSEMENT     With respect to any Distribution Date, the
   SHORTFALL AMOUNT:             amount, if any, by which the amount of Advances
                                 or Servicing Advances that were added to the
                                 principal balance of the Mortgage Loans during
                                 the preceding calendar month exceeds the amount
                                 of principal payments on those Mortgage Loans
                                 included in the related Available Distribution
                                 Amount for that distribution date.

EXCESS CASH FLOW                 On any Distribution Date, the Excess Cash Flow
   DISTRIBUTIONS:                and subsequent recoveries received by the
                                 Master Servicer with respect to any defaulted
                                 Mortgage Loan will be allocated among the
                                 certificates as set forth in the Prospectus in
                                 the following order of priority:

                                      1.   as part of the Principal Distribution
                                           Amount, to pay to the holders of the
                                           Class A Certificates and Class M
                                           Certificates, in the priority
                                           described under "Principal
                                           Distributions" below, in reduction of
                                           their Certificate Principal Balances,
                                           the principal portion of realized
                                           losses previously allocated to reduce
                                           the Certificate Principal Balance of
                                           any class of Class A or Class M
                                           Certificates and remaining
                                           unreimbursed, but only to the extent
                                           of subsequent recoveries for that
                                           Distribution Date;

                                      2.   as part of the Principal Distribution
                                           Amount, to pay to the holders of the
                                           Class A Certificates and Class M
                                           Certificates, in the priority
                                           described under "Principal
                                           Distributions" below, in reduction of
                                           their Certificate Principal Balances,
                                           the principal portion of realized
                                           losses incurred on the Mortgage Loans
                                           for the preceding calendar month;

                                      3.   to pay the holders of the Class A
                                           Certificates and Class M Certificates
                                           as part of the Principal Distribution
                                           Amount, in the priority described
                                           under "Principal Distributions"
                                           below, any Overcollateralization
                                           Increase Amount;

                                      4.   to pay the holders of Class A
                                           Certificates and Class M
                                           Certificates, the amount of any
                                           Prepayment Interest Shortfalls
                                           allocated thereto for that
                                           Distribution Date, on a pro rata
                                           basis based on Prepayment Interest
                                           Shortfalls allocated thereto, to the
                                           extent not covered by the Eligible
                                           Master Servicing Compensation on that
                                           Distribution Date;

                                      5.   to pay to the holders of the Class A
                                           Certificates and Class M
                                           Certificates, any Prepayment Interest
                                           Shortfalls remaining unpaid from
                                           prior Distribution Dates together
                                           with interest thereon, on a pro rata
                                           basis based on unpaid prepayment
                                           interest shortfalls previously
                                           allocated thereto;

                                      6.   to pay to the holders of the Class A
                                           Certificates on a pro-rata basis, and
                                           then to the Class M-1, Class M-2,
                                           Class M-3, and Class M-4 Certificates
                                           in

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       19

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                                           that order of priority, the amount of
                                           any Net WAC Cap Rate Shortfall
                                           Carry-Forward Amounts remaining
                                           unpaid as of that Distribution Date;

                                      7.   to pay to the holders of the Class A
                                           Certificates and Class M
                                           Certificates, the amount of any
                                           Relief Act Shortfalls allocated
                                           thereto, on a pro rata basis based on
                                           Relief Act Shortfalls allocated
                                           thereto for that Distribution Date;

                                      8.   to pay to the holders of the Class A
                                           Certificates on a pro-rata basis, and
                                           then to the Class M-1, Class M-2,
                                           Class M-3, and Class M-4 Certificates
                                           in that order of priority, the
                                           principal portion of any realized
                                           losses previously allocated thereto
                                           that remain unreimbursed;

                                      9.   to pay the holders of the Class M-4
                                           Certificates, as principal, an amount
                                           equal to [80%] of the Excess Cash
                                           Flow remaining after payment of
                                           priorities (1) through (8), after
                                           application of the Principal
                                           Distribution Amount for that
                                           distribution date, until the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates has been
                                           reduced to zero;

                                      10.  to pay any swap termination payments
                                           owed to the swap counterparty due to
                                           a Swap Counterparty Trigger Event;
                                           and

                                      11.  to pay any balance remaining as
                                           provided in the pooling and servicing
                                           agreement.

PRINCIPAL REMITTANCE AMOUNT:     For any Distribution Date, the sum of the
                                 following amounts: (i) the principal portion of
                                 all scheduled monthly payments on the Mortgage
                                 Loans received or advanced with respect to the
                                 related due period; (ii) the principal portion
                                 of all proceeds of the repurchase of Mortgage
                                 Loans or, in the case of substitution, amounts
                                 representing a principal adjustment as required
                                 in the pooling and servicing agreement during
                                 the preceding calendar month; and (iii) the
                                 principal portion of all other unscheduled
                                 collections received on the Mortgage Loans
                                 during the preceding calendar month including,
                                 without limitation, full and partial principal
                                 prepayments made by the respective mortgagors,
                                 to the extent not distributed in the preceding
                                 month but excluding subsequent recoveries.

PRINCIPAL DISTRIBUTION AMOUNT:   For any Distribution Date, the lesser of (a)
                                 the excess of (x) the available distribution
                                 amount (inclusive of any net swap payments and
                                 cap payments received by the trustee on that
                                 distribution date) over (y) the Interest
                                 Distribution Amount and (b) the sum of the
                                 following amounts:

                                      1.   the Principal Remittance Amount for
                                           the Mortgage Loans,

                                      2.   the lesser of (a) subsequent
                                           recoveries for that Distribution Date
                                           and (b) the principal portion of any
                                           realized losses allocated to any
                                           class of Class A and Class M
                                           Certificates on a prior Distribution
                                           Date and remaining unpaid;

                                      3.   the sum of (I) the lesser of (a) the
                                           Excess Cash Flow for that
                                           Distribution Date, to the extent not
                                           used in the clause (2) above on such
                                           Distribution Date, and (b) the
                                           principal portion of any realized
                                           losses incurred, or deemed to have
                                           been incurred, on any Mortgage Loans
                                           in the calendar month preceding that
                                           Distribution Date to the extent
                                           covered by Excess Cash Flow for that
                                           Distribution Date; (II) the principal
                                           portion of any Realized Losses
                                           incurred, or deemed to have been
                                           incurred, on any Mortgage Loans in
                                           the calendar month preceding that
                                           Distribution Date to the extent
                                           covered by payments

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       20

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                                           under the Yield Maintenance Agreement
                                           for that Distribution Date; and (III)
                                           the principal portion of any Realized
                                           Losses incurred, or deemed to have
                                           been incurred, on any Mortgage Loans
                                           in the calendar month preceding that
                                           Distribution Date to the extent
                                           covered by payments made by the swap
                                           counterparty for that Distribution
                                           Date; and

                                      4.   the sum of (I) the lesser of (a) the
                                           Excess Cash Flow for that
                                           Distribution Date, to the extent not
                                           used pursuant to the clause (2) and
                                           clause (3) above on such Distribution
                                           Date, and (b) the amount of any
                                           Overcollateralization Increase Amount
                                           (provided for purposes of this
                                           clause, the Overcollateralization
                                           Increase Amount will be calculated
                                           without giving effect to the
                                           availability of the amounts described
                                           in clause (9) under the heading
                                           "Excess Cash Flow Distributions" for
                                           that Distribution Date); (II) the
                                           amount of any Overcollateralization
                                           Increase Amount for that Distribution
                                           Date to the extent covered by
                                           payments under the Yield Maintenance
                                           Agreement and (III) the amount of any
                                           Overcollateralization Increase Amount
                                           for that Distribution Date to the
                                           extent covered by payments made by
                                           the swap counterparty;

                                      minus

                                      5.   the amount of any
                                           Overcollateralization Reduction
                                           Amount for that Distribution Date;

                                      6.   the amount of any Deferred Interest
                                           paid out of principal collections as
                                           part of the related Interest
                                           Distribution Amount for that
                                           distribution date, as described under
                                           "Interest Distributions" above;

                                      7.   any Capitalization Reimbursement
                                           Amount; and

                                      8.   any net swap payments or Swap
                                           Termination Payment not due to a Swap
                                           Counterparty Trigger Event owed to
                                           the swap counterparty to the extent
                                           not previously paid from interest or
                                           principal collections on the Mortgage
                                           Loans.

                                 In no event will the Principal Distribution
                                 Amount on any Distribution Date be less than
                                 zero or greater than the outstanding aggregate
                                 Certificate Balance of the Class A and Class M
                                 Certificates.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       21

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

CLASS A PRINCIPAL DISTRIBUTION   With respect to any Distribution Date (i) prior
   AMOUNT:                       to the Stepdown Date or on or after the
                                 Stepdown Date if a Trigger Event is in effect
                                 for that Distribution Date, the Principal
                                 Distribution Amount for that Distribution Date
                                 or (ii) on or after the Stepdown Date if a
                                 Trigger Event is not in effect for that
                                 Distribution Date, the lesser of (a) the
                                 Principal Distribution Amount for that
                                 Distribution Date and (b) the excess, if any,
                                 of (x) the aggregate Certificate Principal
                                 Balance of the Class A Certificates immediately
                                 prior to that Distribution Date over (y) the
                                 lesser of (i) the product of the applicable
                                 Subordination Percentage and the aggregate
                                 Stated Principal Balance of the Mortgage Loans
                                 after giving effect to distributions to be made
                                 on that Distribution Date and (ii) the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans after giving effect to the
                                 distributions to be made on such Distribution
                                 Date minus the Overcollateralization Floor.

CLASS M-1 PRINCIPAL              With respect to any Distribution Date (i) prior
   DISTRIBUTION AMOUNT:          to the Stepdown Date or on or after the
                                 Stepdown Date if a Trigger Event is in effect
                                 for that Distribution Date, the remaining
                                 Principal Distribution Amount for that
                                 Distribution Date after distribution of the
                                 Class A Principal Distribution Amount or (ii)
                                 on or after the Stepdown Date if a Trigger
                                 Event is not in effect for that Distribution
                                 Date, the lesser of (a) the remaining Principal
                                 Distribution Amount for that Distribution Date
                                 after distribution of the Class A Principal
                                 Distribution Amount and (b) the excess of (x)
                                 the sum of (i) the aggregate Certificate
                                 Principal Balance of the Class A Certificates,
                                 after taking into account the payment of the
                                 Class A Principal Distribution Amount for that
                                 Distribution Date and (ii) the Certificate
                                 Principal Balance of the Class M-1 Certificates
                                 immediately prior to that Distribution Date
                                 over (y) the lesser of (i) the product of the
                                 applicable Subordination Percentage and the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans after giving effect to
                                 distributions to be made on that Distribution
                                 Date and (ii) the aggregate Stated Principal
                                 Balance of the Mortgage Loans after giving
                                 effect to distributions to be made on that
                                 Distribution Date minus the
                                 Overcollateralization Floor.

CLASS M-2 PRINCIPAL              With respect to any Distribution Date (i) prior
   DISTRIBUTION AMOUNT:          to the Stepdown Date or on or after the
                                 Stepdown Date if a Trigger Event is in effect
                                 for that Distribution Date, the remaining
                                 Principal Distribution Amount for that
                                 Distribution Date after distribution of the
                                 Class A Principal Distribution Amount and the
                                 Class M-1 Principal Distribution Amount, or
                                 (ii) on or after the Stepdown Date if a Trigger
                                 Event is not in effect for that Distribution
                                 Date, the lesser of (a) the remaining Principal
                                 Distribution Amount for that Distribution Date
                                 after distribution of the Class A Principal
                                 Distribution Amount and the Class M-1 Principal
                                 Distribution Amount and (b) the excess of (x)
                                 the sum of (i) the aggregate Certificate
                                 Principal Balance of the Class A Certificates
                                 and Class M-1 Certificates, after taking into
                                 account the payment of the Class A Principal
                                 Distribution Amount and Class M-1 Principal
                                 Distribution Amount for that Distribution Date
                                 and (ii) the Certificate Principal Balance of
                                 the Class M-2 Certificates immediately prior to
                                 that Distribution Date over (y) the lesser of
                                 (i) the product of the applicable Subordination
                                 Percentage and the aggregate Stated Principal
                                 Balance of the Mortgage Loans after giving
                                 effect to distributions to be made on that
                                 Distribution Date and (ii) the aggregate Stated
                                 Principal Balance of the Mortgage Loans after
                                 giving effect to distributions to be made on
                                 that Distribution Date minus the
                                 Overcollateralization Floor.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       22

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL              With respect to any Distribution Date (i) prior
   DISTRIBUTION AMOUNT:          to the Stepdown Date or on or after the
                                 Stepdown Date if a Trigger Event is in effect
                                 for that Distribution Date, the remaining
                                 Principal Distribution Amount for that
                                 Distribution Date after distribution of the
                                 Class A Principal Distribution Amount, the
                                 Class M-1 Principal Distribution Amount and the
                                 Class M-2 Principal Distribution Amount or (ii)
                                 on or after the Stepdown Date if a Trigger
                                 Event is not in effect for that Distribution
                                 Date, the lesser of (a) the remaining Principal
                                 Distribution Amount for that Distribution Date
                                 after distribution of the Class A Principal
                                 Distribution Amount, the Class M-1 Principal
                                 Distribution Amount and the Class M-2 Principal
                                 Distribution Amount and (b) the excess of (x)
                                 the sum of (i) the aggregate Certificate
                                 Principal Balance of the Class A Certificates,
                                 Class M-1 Certificates and Class M-2
                                 Certificates, after taking into account the
                                 payment of the Class A Principal Distribution
                                 Amount, Class M-1 Principal Distribution
                                 Amount, and Class M-2 Principal Distribution
                                 Amount for that Distribution Date and (ii) the
                                 Certificate Principal Balance of the Class M-3
                                 Certificates immediately prior to that
                                 Distribution Date over (y) the lesser of (i)
                                 the product of the applicable Subordination
                                 Percentage and the aggregate Stated Principal
                                 Balance of the Mortgage Loans after giving
                                 effect to distributions to be made on that
                                 Distribution Date and (ii) the aggregate Stated
                                 Principal Balance of the Mortgage Loans after
                                 giving effect to distributions to be made on
                                 that Distribution Date minus the
                                 Overcollateralization Floor.

CLASS M-4 PRINCIPAL              With respect to any Distribution Date (i) prior
   DISTRIBUTION AMOUNT:          to the Stepdown Date or on or after the
                                 Stepdown Date if a Trigger Event is in effect
                                 for that Distribution Date, the remaining
                                 Principal Distribution Amount for that
                                 Distribution Date after distribution of the
                                 Class A Principal Distribution Amount, the
                                 Class M-1 Principal Distribution Amount, the
                                 Class M-2 Principal Distribution Amount and the
                                 Class M-3 Principal Distribution Amount or (ii)
                                 on or after the Stepdown Date if a Trigger
                                 Event is not in effect for that Distribution
                                 Date, the lesser of (a) the remaining Principal
                                 Distribution Amount for that Distribution Date
                                 after distribution of the Class A Principal
                                 Distribution Amount, the Class M-1 Principal
                                 Distribution Amount, the Class M-2 Principal
                                 Distribution Amount and the Class M-3 Principal
                                 Distribution Amount and (b) the excess of (x)
                                 the sum of (i) the aggregate Certificate
                                 Principal Balance of the Class A Certificates,
                                 Class M-1 Certificates, Class M-2 Certificates
                                 and Class M-3 Certificates, after taking into
                                 account the payment of the Class A Principal
                                 Distribution Amount, Class M-1 Principal
                                 Distribution Amount, Class M-2 Principal
                                 Distribution Amount and Class M-3 Principal
                                 Distribution Amount for that Distribution Date
                                 and (ii) the Certificate Principal Balance of
                                 the Class M-4 Certificates immediately prior to
                                 that Distribution Date over (y) the lesser of
                                 (i) the product of the applicable Subordination
                                 Percentage and the aggregate Stated Principal
                                 Balance of the Mortgage Loans after giving
                                 effect to distributions to be made on that
                                 Distribution Date and (ii) the aggregate Stated
                                 Principal Balance of the Mortgage Loans after
                                 giving effect to distributions to be made on
                                 that Distribution Date minus the
                                 Overcollateralization Floor.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       23

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:            Any realized losses will be allocated in the
                                 following order of priority:

                                      1.   To Excess Cash Flow for the related
                                           Distribution Date;

                                      2.   To amounts available under the Yield
                                           Maintenance Agreement;

                                      3.   To Net Swap Payments received from
                                           the Swap Counterparty;

                                      4.   To the Overcollateralization Amount,
                                           until reduced to zero;

                                      5.   To the Class M-4 Certificates, until
                                           reduced to zero;

                                      6.   To the Class M-3 Certificates, until
                                           reduced to zero;

                                      7.   To the Class M-2 Certificates, until
                                           reduced to zero;

                                      8.   To the Class M-1 Certificates, until
                                           reduced to zero; and

                                      9.   To the Class A Certificates on a
                                           pro-rata basis, until reduced to
                                           zero.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       24

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

YIELD MAINTENANCE AGREEMENT

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [TBD] ("Counterparty") for the benefit of the Class A and Class M
Certificates. On each Distribution Date, payments under the Yield Maintenance
Agreement will be made based on an amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding aggregate
Certificate Principal Balance of the Class A and Class M Certificates
immediately preceding that Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rates set forth below beginning with the Distribution Date in May 2007. The
Yield Maintenance Agreement will terminate after the Distribution Date in March
2012.

                  60-MONTH YIELD MAINTENANCE AGREEMENT SCHEDULE

        DISTRIBUTION  NOTIONAL BALANCE                      DISTRIBUTION  NOTIONAL BALANCE
PERIOD      DATE             ($)        STRIKE (%)  PERIOD      DATE            ($)         STRIKE (%)
------  ------------  ----------------  ----------  ------  ------------  ----------------  ----------

   1      4/25/2007         N/A            N/A        31     10/25/2009     17,869,336.99      4.96
   2      5/25/2007      1,825,506.68      5.59       32     11/25/2009     17,602,710.40      4.95
   3      6/25/2007      3,634,583.46      5.57       33     12/25/2009     17,499,565.94      4.94
   4      7/25/2007      5,342,265.76      5.49       34      1/25/2010     17,284,770.47      4.93
   5      8/25/2007      6,924,603.83      5.45       35      2/25/2010     17,197,084.99      4.92
   6      9/25/2007      8,622,594.17      5.44       36      3/25/2010     17,097,582.69      4.91
   7     10/25/2007     10,238,773.60      5.33       37      4/25/2010     16,987,200.57      5.11
   8     11/25/2007     11,841,641.38      5.28       38      5/25/2010     16,866,818.00      5.11
   9     12/25/2007     13,073,738.67      5.23       39      6/25/2010     16,737,260.42      5.11
  10      1/25/2008     14,397,348.96      5.15       40      7/25/2010     16,599,302.56      5.11
  11      2/25/2008     15,574,251.52      5.09       41      8/25/2010     16,453,671.26      5.12
  12      3/25/2008     16,619,609.40      5.05       42      9/25/2010     16,072,031.63      5.12
  13      4/25/2008     17,511,110.15      5.10       43     10/25/2010     15,865,099.22      5.12
  14      5/25/2008     18,341,332.80      5.07       44     11/25/2010     15,709,980.68      5.12
  15      6/25/2008     18,957,903.41      5.03       45     12/25/2010     15,345,700.97      5.12
  16      7/25/2008     19,689,483.80      4.99       46      1/25/2011     15,077,955.26      5.12
  17      8/25/2008     19,776,870.24      4.96       47      2/25/2011     14,894,965.95      5.12
  18      9/25/2008     20,512,999.20      4.92       48      3/25/2011     14,732,137.37      5.12
  19     10/25/2008     19,296,783.80      4.88       49      4/25/2011     14,563,353.64      5.21
  20     11/25/2008     19,253,839.83      4.85       50      5/25/2011     14,393,450.45      5.21
  21     12/25/2008     18,584,741.75      4.81       51      6/25/2011     14,220,553.34      5.22
  22      1/25/2009     18,098,936.09      4.78       52      7/25/2011     13,923,304.77      5.22
  23      2/25/2009     18,220,664.14      4.75       53      8/25/2011     13,652,924.11      5.22
  24      3/25/2009     18,335,097.98      4.71       54      9/25/2011     13,160,957.64      5.22
  25      4/25/2009     18,398,619.79      5.01       55     10/25/2011     12,704,375.59      5.23
  26      5/25/2009     18,418,786.86      5.00       56     11/25/2011     12,370,124.89      5.23
  27      6/25/2009     18,346,025.93      4.99       57     12/25/2011     12,203,205.51      5.23
  28      7/25/2009     18,318,927.47      4.98       58      1/25/2012     12,045,000.24      5.23
  29      8/25/2009     18,083,885.81      4.97       59      2/25/2012     11,892,808.69      5.23
  30      9/25/2009     17,959,363.00      4.96       60      3/25/2012     11,739,139.52      5.23

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       25

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

SWAP AGREEMENT

On the Closing Date, the Supplemental Interest Trust Trustee on behalf of a trust ("Supplemental Interest Trust") will enter into a Swap Agreement with
[TBD] (the "Swap Counterparty") for the benefit of the Class A and Class M
Certificates. The Swap Agreement will have an initial notional amount of approximately $[310,426,361]. Under the Swap Agreement, on each Distribution
Date (i) the Supplemental Interest Trust shall be obligated to pay to the Swap
Counterparty an amount equal to [5.02]% per annum on a notional amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding aggregate Certificate Principal Balance of the Class A and Class M
Certificates immediately preceding that Distribution Date and (ii) the
Supplemental Interest Trust will be entitled to receive from the Swap
Counterparty an amount equal to One-Month LIBOR on a notional amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding aggregate Certificate Principal Balance of the Class A and Class M
Certificates immediately preceding that Distribution Date, in each case as accrued during the related swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the Supplemental Interest
Trust or the Swap Counterparty may be liable to make a termination payment (the
"Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the
Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent
Distribution Dates until paid in full, prior to distributions to
Certificateholders (other than a Swap Termination Payment due to a Swap Provider
Trigger Event).

Amounts payable by the Supplemental Interest Trust in respect of net swap payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Counterparty Trigger Event) will be deducted from available funds before distributions to the holders of the Class A Certificates and Class M Certificates. On each Distribution Date, such amounts will be distributed by the Supplemental Interest Trust to the swap counterparty, first to make any net swap payment owed to the swap counterparty pursuant to the swap agreement for such Distribution Date, and second to make any Swap Termination
Payment not due to a Swap Counterparty Trigger Event owed to the swap counterparty pursuant to the swap agreement. Payments by the Supplemental
Interest Trust to the swap counterparty in respect of any Swap Termination
Payment triggered by a Swap Counterparty Trigger Event pursuant to the swap agreement will be subordinated to distributions to the holders of the Class A
Certificates and Class M Certificates and will be paid by the Supplemental
Interest Trust to the swap counterparty as set forth in the pooling and servicing agreement.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       26

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

SWAP AGREEMENT (CONT'D)

                        60-MONTH SWAP AGREEMENT SCHEDULE

        DISTRIBUTION                                DISTRIBUTION
PERIOD      DATE      NOTIONAL BALANCE ($)  PERIOD      DATE      NOTIONAL BALANCE ($)
------  ------------  --------------------  ------  ------------  --------------------

   1      4/25/2007      310,426,360.81       31     10/25/2009      78,540,690.72
   2      5/25/2007      300,830,570.91       32     11/25/2009      75,479,635.93
   3      6/25/2007      291,070,636.90       33     12/25/2009      72,845,725.22
   4      7/25/2007      276,144,396.69       34      1/25/2010      70,140,589.10
   5      8/25/2007      264,436,819.66       35      2/25/2010      67,770,858.91
   6      9/25/2007      254,284,031.80       36      3/25/2010      65,484,919.09
   7     10/25/2007      244,184,933.86       37      4/25/2010      63,279,567.28
   8     11/25/2007      233,895,137.68       38      5/25/2010      61,151,736.95
   9     12/25/2007      222,365,204.77       39      6/25/2010      59,098,490.68
  10      1/25/2008      213,487,201.02       40      7/25/2010      57,117,014.25
  11      2/25/2008      205,063,777.38       41      8/25/2010      55,204,610.90
  12      3/25/2008      196,953,357.74       42      9/25/2010      53,116,648.77
  13      4/25/2008      189,223,015.44       43     10/25/2010      51,291,957.19
  14      5/25/2008      181,859,126.72       44     11/25/2010      49,589,258.52
  15      6/25/2008      174,159,796.79       45     12/25/2010      47,742,980.47
  16      7/25/2008      167,050,569.40       46      1/25/2011      46,060,958.59
  17      8/25/2008      157,203,769.13       47      2/25/2011      44,522,218.81
  18      9/25/2008      149,950,570.72       48      3/25/2011      43,058,286.89
  19     10/25/2008      135,096,878.83       49      4/25/2011      41,641,569.85
  20     11/25/2008      126,844,544.60       50      5/25/2011      40,274,419.76
  21     12/25/2008      117,332,936.19       51      6/25/2011      38,953,052.75
  22      1/25/2009      109,700,327.75       52      7/25/2011      37,570,557.01
  23      2/25/2009      105,594,999.38       53      8/25/2011      36,259,585.67
  24      3/25/2009      101,850,094.39       54      9/25/2011      34,806,130.68
  25      4/25/2009       98,222,472.09       55     10/25/2011      33,432,706.08
  26      5/25/2009       94,716,875.24       56     11/25/2011      32,207,263.07
  27      6/25/2009       91,214,387.24       57     12/25/2011      31,161,064.46
  28      7/25/2009       87,974,576.13       58      1/25/2012      30,156,947.14
  29      8/25/2009       84,516,085.55       59      2/25/2012      29,190,886.86
  30      9/25/2009       81,424,239.03       60      3/25/2012      28,255,589.01

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       27

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                               THE MORTGAGE LOANS

Aggregate Current Principal
Balance                                              $357,273,604.59
Aggregate Original Principal
Balance                                              $376,844,004.08
Number of Mortgage Loans                                  2,161

                                      MINIMUM            MAXIMUM            AVERAGE (1)
                                  ---------------   -----------------   --------------------

Original Principal Balance           $5,000.00        $1,499,999.00          $174,384.08
Current Principal Balance            $3,993.70        $1,482,758.63          $165,327.91

                                      MINIMUM            MAXIMUM        WEIGHTED AVERAGE (2)
                                  ---------------   -----------------   --------------------

Original Term (mos)                      84                480                   342
Stated Remaining Term (mos)              7                 474                   318
Loan Age (mos)                           3                 261                   24
Current Interest Rate                  3.000%            17.500%               7.236%
Original Loan-to-Value                 9.00%             120.00%               78.19%
Current Loan-to-Value (3)              4.00%             120.00%               75.73%
Credit Score                            600                837                   696

                                      EARLIEST            LATEST
                                  ---------------   -----------------
Maturity Date                     October 1, 2007   September 1, 2046

                                                                           % OF PRINCIPAL
                                  NUMBER OF LOANS   PRINCIPAL BALANCE          BALANCE
                                  ---------------   -----------------   --------------------

Negative Amortization                    28          $ 10,315,193.19            2.89%
Balloon                                 262          $ 40,162,283.85           11.24%
Interest Only                           216          $ 64,701,434.65           18.11%
Fully Amortizing                       1,683         $252,409,886.09           70.65%
Loans with Pledged Assets                0           $          0.00            0.00%
Cooperatives                             36          $  5,159,338.09            1.44%
Condotels                                1           $    403,235.61            0.11%
Modified Loans                          205          $ 34,236,513.15            9.58%
Loans with DTI Greater Than 60%        2.04%

                                  % OF PRINCIPAL
DELINQUENCY STATUS                    BALANCE
------------------                ---------------
Current                               100.00%
30-59 days                             0.00%

1)   Sum of Principal Balance divided by total number of loans.

2)   Weighted by Current Principal Balance.

3)   In the above Summary Table and the following mortgage loan tables, the current loan-to-value ratio has been calculated based on the current principal balance of the relevant combined first lien (or second lien plus any existing senior balance) divided by the original appraised value of the relevant property as indicated in the loan file rounded up to the nearest dollar. Second lien Mortgage Loans represent approximately 2.15% of the portfolio.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       28

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS

                                                                        WEIGHTED   WEIGHTED    WEIGHTED
                 NUMBER OF                  PERCENTAGE OF    AVERAGE     AVERAGE    AVERAGE    AVERAGE
RANGE OF          MORTGAGE     PRINCIPAL       MORTGAGE     PRINCIPAL    CREDIT    ORIGINAL   SEASONING
CREDIT SCORES      LOANS        BALANCE         LOANS        BALANCE      SCORE       LTV      (MONTHS)
--------------   ---------   ------------   -------------   ---------   --------   --------   ---------

600 - 619            149     $ 30,521,330        8.54%       $204,841      610      80.47%        16
620 - 639            269       39,407,636       11.03         146,497      630      81.79         18
640 - 659            279       43,869,795       12.28         157,239      649      80.87         21
660 - 679            277       40,756,652       11.41         147,136      669      82.36         24
680 - 699            250       40,345,318       11.29         161,381      688      77.92         24
700 - 719            223       43,570,395       12.20         195,383      710      77.74         22
720 - 739            149       24,246,680        6.79         162,729      729      75.34         29
740 - 759            163       26,634,059        7.45         163,399      749      76.24         28
760 or greater       402       67,921,740       19.01         168,960      784      73.06         31
                   -----     ------------      ------        --------      ---      -----        ---
TOTAL:             2,161     $357,273,605      100.00%       $165,328      696      78.19%        24
                   -----     ------------      ------        --------      ---      -----        ---

*    For substantially all of the Mortgage Loans, the Credit Score was updated prior to cut-off date.

As of the cut-off date, the weighted average Credit Score of the Mortgage Loans will be approximately 696.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       29

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

                                                                                  WEIGHTED   WEIGHTED    WEIGHTED
RANGE OF ORIGINAL         NUMBER OF                  PERCENTAGE OF     AVERAGE     AVERAGE    AVERAGE    AVERAGE
MORTGAGE                   MORTGAGE     PRINCIPAL       MORTGAGE      PRINCIPAL    CREDIT    ORIGINAL   SEASONING
LOAN PRINCIPAL BALANCES     LOANS        BALANCE         LOANS         BALANCE      SCORE       LTV      (MONTHS)
-----------------------   ---------   ------------   -------------   ----------   --------   --------   ---------

1 - 50,000                    327     $  9,303,527        2.60%      $   28,451      685      85.34%        48
50,001 - 100,000              481       32,733,405        9.16           68,053      699      80.99         40
100,001 - 150,000             426       50,104,080       14.02          117,615      694      84.43         32
150,001 - 200,000             304       50,665,421       14.18          166,663      694      80.84         23
200,001 - 250,000             165       34,512,148        9.66          209,165      697      80.11         23
250,001 - 300,000             143       36,895,207       10.33          258,008      691      76.93         22
300,001 - 350,000              77       24,476,709        6.85          317,879      703      79.08         16
350,001 - 400,000              82       29,346,426        8.21          357,883      697      77.78         22
400,001 - 450,000              37       15,494,071        4.34          418,759      696      75.33         18
450,001 - 500,000              42       19,514,173        5.46          464,623      706      73.35         15
500,001 - 550,000              15        7,795,009        2.18          519,667      681      74.36         14
550,001 - 600,000              15        8,663,792        2.42          577,586      705      71.93         12
600,001 - 650,000              10        6,222,991        1.74          622,299      672      70.24         20
650,001 - 700,000               9        6,025,129        1.69          669,459      700      69.65          8
700,001 - 750,000               4        2,940,707        0.82          735,177      703      51.72         11
750,001 - 800,000               5        3,900,716        1.09          780,143      675      66.29         11
800,001 - 850,000               2        1,678,781        0.47          839,391      770      76.51          4
850,001 - 900,000               3        2,677,274        0.75          892,425      637      78.30          9
900,001 - 950,000               3        2,819,852        0.79          939,951      692      71.30         14
950,001 - 1,000,000             7        6,118,526        1.71          874,075      734      57.37         44
1,050,001 - 1,100,000           1        1,078,938        0.30        1,078,938      718      75.00         14
1,450,001 - 1,500,000           3        4,306,721        1.21        1,435,574      703      70.13         14
                            -----     ------------      ------       ----------      ---      -----        ---
TOTAL:                      2,161     $357,273,605      100.00%      $  165,328      696      78.19%        24
                            -----     ------------      ------       ----------      ---      -----        ---

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       30

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

                                                                                     WEIGHTED   WEIGHTED    WEIGHTED
                            NUMBER OF                                     AVERAGE     AVERAGE    AVERAGE    AVERAGE
RANGE OF CURRENT MORTGAGE    MORTGAGE     PRINCIPAL     PERCENTAGE OF    PRINCIPAL    CREDIT    ORIGINAL   SEASONING
LOAN PRINCIPAL BALANCES       LOANS        BALANCE     MORTGAGE LOANS     BALANCE      SCORE       LTV      (MONTHS)
-------------------------   ---------   ------------   --------------   ----------   --------   --------   ---------

1 - 50,000                      404     $ 12,235,438         3.42%      $   30,286      695       82.79%       57
50,001 - 100,000                483       35,962,568        10.07           74,457      701       81.20        40
100,001 - 150,000               410       51,170,098        14.32          124,805      695       84.51        32
150,001 - 200,000               281       48,624,015        13.61          173,039      694       80.33        22
200,001 - 250,000               159       35,785,804        10.02          225,068      700       78.41        23
250,001 - 300,000               123       33,834,674         9.47          275,079      686       77.54        19
300,001 - 350,000                80       26,089,442         7.30          326,118      704       79.70        21
350,001 - 400,000                74       27,661,531         7.74          373,804      701       76.20        17
400,001 - 450,000                35       15,112,687         4.23          431,791      683       76.62        12
450,001 - 500,000                37       17,527,227         4.91          473,709      707       75.63        19
500,001 - 550,000                14        7,297,177         2.04          521,227      680       74.17        18
550,001 - 600,000                16        9,171,292         2.57          573,206      699       72.38        15
600,001 - 650,000                10        6,374,586         1.78          637,459      673       68.55         7
650,001 - 700,000                 7        4,660,613         1.30          665,802      709       71.57         7
700,001 - 750,000                 5        3,657,808         1.02          731,562      702       54.32        12
750,001 - 800,000                 5        3,900,716         1.09          780,143      675       66.29        11
800,001 - 850,000                 3        2,489,214         0.70          829,738      732       71.14        49
850,001 - 900,000                 3        2,659,523         0.74          886,508      661       73.61        14
900,001 - 950,000                 4        3,732,264         1.04          933,066      672       72.20        12
950,001 - 1,000,000               4        3,941,268         1.10          985,317      752       54.13        11
1,050,001 - 1,100,000             1        1,078,938         0.30        1,078,938      718       75.00        14
1,400,001 - 1,450,000             2        2,823,962         0.79        1,411,981      698       65.47        15
1,450,001 - 1,500,000             1        1,482,759         0.42        1,482,759      713       79.00        11
                              -----     ------------       ------       ----------      ---       -----       ---
TOTAL:                        2,161     $357,273,605       100.00%      $  165,328      696       78.19%       24
                              -----     ------------       ------       ----------      ---       -----       ---

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       31

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

NET MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                                 WEIGHTED   WEIGHTED    WEIGHTED
                         NUMBER OF                                    AVERAGE     AVERAGE    AVERAGE    AVERAGE
RANGE OF                  MORTGAGE     PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT    ORIGINAL   SEASONING
NET MORTGAGE RATES (%)     LOANS        BALANCE     MORTGAGE LOANS    BALANCE      SCORE       LTV      (MONTHS)
----------------------   ---------   ------------   --------------   ---------   --------   --------   ---------

2.0000 - 2.4999                1     $    150,278         0.04%       $150,278      802       95.00%       33
2.5000 - 2.9999                2          441,749         0.12         220,875      681       96.18        34
3.0000 - 3.4999                9        1,883,956         0.53         209,328      714       79.49        30
3.5000 - 3.9999               57        7,072,604         1.98         124,081      696       91.76        25
4.0000 - 4.4999               57       10,951,088         3.07         192,124      713       72.76        20
4.5000 - 4.9999              133       22,037,972         6.17         165,699      711       78.01        24
5.0000 - 5.4999              223       47,394,293        13.27         212,530      720       76.35        23
5.5000 - 5.9999              204       44,394,127        12.43         217,618      709       74.84        22
6.0000 - 6.4999              269       55,716,409        15.59         207,124      704       75.48        22
6.5000 - 6.9999              195       36,675,000        10.27         188,077      689       79.36        18
7.0000 - 7.4999              193       43,345,770        12.13         224,589      686       76.54        28
7.5000 - 7.9999              151       28,545,900         7.99         189,046      676       78.41        21
8.0000 - 8.4999              123       18,389,598         5.15         149,509      671       79.86        20
8.5000 - 8.9999               72        8,746,176         2.45         121,475      667       86.52        16
9.0000 - 9.4999               65        5,289,901         1.48          81,383      662       88.42        29
9.5000 - 9.9999               53        4,394,466         1.23          82,914      658       90.24        24
10.0000 - 10.4999             60        3,819,547         1.07          63,659      694       84.02        49
10.5000 - 10.9999             69        4,992,255         1.40          72,352      681       86.08        46
11.0000 - 11.4999             69        4,965,658         1.39          71,966      679       85.81        46
11.5000 - 11.9999             61        3,124,253         0.87          51,217      689       85.96        50
12.0000 - 12.4999             45        2,502,592         0.70          55,613      675       82.32        47
12.5000 - 12.9999             21        1,271,758         0.36          60,560      712       87.88        54
13.0000 - 13.4999             11          540,480         0.15          49,135      641       88.54        57
13.5000 - 13.9999              6          206,057         0.06          34,343      703       78.57        48
14.0000 - 14.4999              7          234,688         0.07          33,527      688       85.93        46
14.5000 - 14.9999              1           10,989         0.00          10,989      742      100.00         7
15.5000 - 15.9999              1           37,863         0.01          37,863      658       80.00        60
16.0000 - 16.4999              3          138,178         0.04          46,059      720       62.63        61
                           -----     ------------       ------        --------      ---       -----       ---
TOTAL:                     2,161     $357,273,605       100.00%       $165,328      696       78.19%       24
                           -----     ------------       ------        --------      ---       -----       ---

As of the Cut-off Date, the weighted average Net Mortgage Rate of the Mortgage
Loans will be approximately 6.7206% per annum.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       32

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

MORTGAGE RATES OF THE MORTGAGE LOANS

                                                                            WEIGHTED   WEIGHTED    WEIGHTED
                     NUMBER OF                  PERCENTAGE OF    AVERAGE     AVERAGE    AVERAGE    AVERAGE
RANGE OF              MORTGAGE     PRINCIPAL      MORTGAGE      PRINCIPAL    CREDIT    ORIGINAL   SEASONING
MORTGAGE RATES (%)     LOANS        BALANCE         LOANS        BALANCE      SCORE       LTV      (MONTHS)
------------------   ---------   ------------   -------------   ---------   --------   --------   ---------

3.0000 - 3.4999            3     $    592,027         0.17%      $197,342      712       95.88%       34
3.5000 - 3.9999            3          615,945         0.17        205,315      765       67.33        34
4.0000 - 4.4999           52        7,168,590         2.01        137,857      696       90.23        26
4.5000 - 4.9999           43        8,225,410         2.30        191,289      717       73.52        21
5.0000 - 5.4999          114       19,381,464         5.42        170,013      701       77.89        24
5.5000 - 5.9999          202       42,283,753        11.84        209,326      724       76.18        22
6.0000 - 6.4999          204       43,848,959        12.27        214,946      712       74.73        21
6.5000 - 6.9999          304       66,033,645        18.48        217,216      702       75.98        21
7.0000 - 7.4999          219       40,638,845        11.37        185,566      695       78.56        20
7.5000 - 7.9999          203       41,448,631        11.60        204,180      684       77.05        31
8.0000 - 8.4999          147       27,852,894         7.80        189,475      675       77.68        21
8.5000 - 8.9999          127       19,181,962         5.37        151,039      671       81.47        20
9.0000 - 9.4999           65        8,174,300         2.29        125,758      662       84.56        16
9.5000 - 9.9999           64        5,881,014         1.65         91,891      661       89.10        23
10.0000 - 10.4999         41        3,232,609         0.90         78,844      656       93.50        21
10.5000 - 10.9999         43        2,679,710         0.75         62,319      679       84.64        48
11.0000 - 11.4999         41        2,289,258         0.64         55,836      665       90.23        28
11.5000 - 11.9999         51        2,830,650         0.79         55,503      676       89.54        39
12.0000 - 12.4999         58        4,073,769         1.14         70,237      689       85.55        53
12.5000 - 12.9999         61        3,914,608         1.10         64,174      676       81.38        50
13.0000 - 13.4999         44        3,383,627         0.95         76,901      699       81.78        57
13.5000 - 13.9999         37        1,795,133         0.50         48,517      684       86.19        56
14.0000 - 14.4999         16          898,330         0.25         56,146      700       83.16        55
14.5000 - 14.9999         13          624,124         0.17         48,010      709       85.53        55
15.0000 - 15.4999          2           48,307         0.01         24,153      683      100.00        12
16.5000 - 16.9999          2           89,504         0.03         44,752      698       74.94        61
17.0000 - 17.4999          1           48,674         0.01         48,674      760       40.00        61
17.5000 - 17.9999          1           37,863         0.01         37,863      658       80.00        60
                       -----     ------------       ------       --------      ---       -----       ---
TOTAL:                 2,161     $357,273,605       100.00%      $165,328      696       78.19%       24
                       -----     ------------       ------       --------      ---       -----       ---

As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans will be approximately 7.2363% per annum.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       33

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                                                      WEIGHTED   WEIGHTED    WEIGHTED
                              NUMBER OF                                    AVERAGE    AVERAGE     AVERAGE    AVERAGE
RANGE OF ORIGINAL              MORTGAGE     PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT    ORIGINAL   SEASONING
LOAN-TO-VALUE RATIOS (%)        LOANS        BALANCE     MORTGAGE LOANS    BALANCE      SCORE       LTV      (MONTHS)
---------------------------   ---------   ------------   --------------   ---------   --------   --------   ---------

Less than or equal to 50.00       137     $ 23,349,560        6.54%        $170,435      721       39.50%      28
50.01 - 55.00                      48        9,281,309        2.60          193,361      733       53.24       26
55.01 - 60.00                      71       12,775,372        3.58          179,935      714       58.74       37
60.01 - 65.00                      67       17,367,150        4.86          259,211      702       63.12       24
65.01 - 70.00                     134       27,216,206        7.62          203,106      705       68.83       27
70.01 - 75.00                     143       27,293,900        7.64          190,866      706       74.27       28
75.01 - 80.00                     629      127,361,778       35.65          202,483      693       79.65       20
80.01 - 85.00                     130       19,518,491        5.46          150,142      686       83.81       22
85.01 - 90.00                     191       27,229,010        7.62          142,560      689       89.27       26
90.01 - 95.00                     115       13,405,013        3.75          116,565      694       94.42       27
95.01 - 100.00                    402       40,027,762       11.20           99,572      676       99.40       24
100.01 - 105.00                    74        9,543,722        2.67          128,969      693      102.82       24
105.01 - 110.00                     6          896,791        0.25          149,465      691      108.03       17
110.01 - 115.00                     4          649,234        0.18          162,308      700      114.09       17
115.01 - 120.00                    10        1,358,308        0.38          135,831      702      119.90       12
                                -----     ------------      ------         --------      ---      ------      ---
TOTAL:                          2,161     $357,273,605      100.00%        $165,328      696       78.19%      24
                                -----     ------------      ------         --------      ---      ------      ---

The weighted average loan-to-value ratio at origination of the Mortgage Loans will be approximately 78.19%.

With respect to Mortgage Loans secured by second liens, the combined loan-to-value ratio is used throughout this term sheet.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       34

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

CURRENT LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                                                      WEIGHTED   WEIGHTED    WEIGHTED
                              NUMBER OF                                    AVERAGE     AVERAGE   AVERAGE     AVERAGE
RANGE OF CURRENT               MORTGAGE     PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT    ORIGINAL   SEASONING
LOAN-TO-VALUE RATIOS (%)        LOANS        BALANCE     MORTGAGE LOANS    BALANCE      SCORE      LTV       (MONTHS)
---------------------------   ---------   ------------   --------------   ---------   --------   --------   ---------

Less than or equal to 50.00       248      $33,230,668        9.30%        $133,995      726       46.17%       43
50.01 - 55.00                      73       11,809,537        3.31          161,774      728       60.12        39
55.01 - 60.00                      82       15,115,720        4.23          184,338      722       62.21        29
60.01 - 65.00                      79       14,451,620        4.04          182,932      695       66.15        30
65.01 - 70.00                     135       28,690,943        8.03          212,526      704       71.05        29
70.01 - 75.00                     181       35,897,253       10.05          198,327      708       76.64        33
75.01 - 80.00                     508      108,365,374       30.33          213,318      689       80.00        14
80.01 - 85.00                     150       25,615,545        7.17          170,770      680       84.33        22
85.01 - 90.00                     169       23,766,785        6.65          140,632      693       90.63        24
90.01 - 95.00                     189       22,243,253        6.23          117,689      685       96.69        29
95.01 - 100.00                    307       31,372,682        8.78          102,191      670      100.10        14
100.01 - 105.00                    23        4,196,882        1.17          182,473      699      104.09        12
105.01 - 110.00                     4          655,071        0.18          163,768      709      109.71        17
110.01 - 115.00                     3          503,964        0.14          167,988      676      114.70        17
115.01 - 120.00                    10        1,358,308        0.38          135,831      702      119.90        12
                                -----     ------------      ------         --------      ---      ------       ---
TOTAL:                          2,161     $357,273,605      100.00%        $165,328      696       78.19%       24
                                -----     ------------      ------         --------      ---      ------       ---

The weighted average current loan-to-value ratio of the Mortgage Loans will be approximately 75.73%.

With respect to Mortgage Loans secured by second liens, the combined loan-to-value ratio is used throughout this term sheet.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       35

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (1)

                                                                                       WEIGHTED   WEIGHTED    WEIGHTED
                                                                            AVERAGE     AVERAGE    AVERAGE    AVERAGE
                              NUMBER OF      PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT    ORIGINAL   SEASONING
GEOGRAPHIC DISTRIBUTIONS   MORTGAGE LOANS     BALANCE     MORTGAGE LOANS    BALANCE      SCORE       LTV      (MONTHS)
------------------------   --------------   -----------   --------------   ---------   --------   --------   ---------

California                       218        $55,732,490       15.60%        $255,654      691      73.41%        21
Florida                          193         35,871,702       10.04          185,864      689      80.61         19
New York                         107         24,271,542        6.79          226,837      707      73.43         27
New Jersey                        98         20,913,319        5.85          213,401      697      75.90         22
Texas                            144         17,019,302        4.76          118,190      689      83.61         35
Arizona                           83         14,649,021        4.10          176,494      696      75.20         15
Pennsylvania                      90         13,549,503        3.79          150,550      711      90.14         21
Illinois                          79         12,468,703        3.49          157,832      699      77.09         24
Maryland                          42         11,114,719        3.11          264,636      694      72.12         24
Massachusetts                     53          9,954,714        2.79          187,825      718      69.34         27
Georgia                           84          9,856,584        2.76          117,340      674      82.95         39
Oregon                            48          9,656,624        2.70          201,180      692      79.10         15
Michigan                          72          9,569,235        2.68          132,906      729      74.04         28
Colorado                          42          8,874,840        2.48          211,306      691      76.76         21
North Carolina                    57          8,656,845        2.42          151,874      734      79.59         30
Washington                        44          7,331,127        2.05          166,617      691      79.72         20
Virginia                          39          7,298,992        2.04          187,154      699      72.36         24
Nevada                            27          5,922,342        1.66          219,346      708      75.17         15
Mississippi                       53          5,363,805        1.50          101,204      698      96.62         22
Ohio                              50          4,910,738        1.37           98,215      719      83.87         30
Connecticut                       33          4,748,154        1.33          143,883      684      81.65         20
Indiana                           43          4,501,501        1.26          104,686      685      85.12         36
Tennessee                         43          4,413,225        1.24          102,633      677      84.65         39
Minnesota                         27          4,107,990        1.15          152,148      686      83.37         20
Wisconsin                         24          3,914,842        1.10          163,118      670      75.93         25
Utah                              27          3,543,638        0.99          131,246      680      81.73         29
Louisiana                         46          3,517,583        0.98           76,469      665      91.23         23
Hawaii                             8          3,510,875        0.98          438,859      722      62.37         18
South Carolina                    25          3,079,974        0.86          123,199      666      81.44         33
Alabama                           36          3,039,477        0.85           84,430      690      86.66         36
New Mexico                        16          2,058,700        0.58          128,669      689      81.38         19
Delaware                          15          2,058,408        0.58          137,227      689      80.76         31
Kentucky                          20          2,050,361        0.57          102,518      706      86.89         41
Missouri                          26          2,010,917        0.56           77,343      685      90.00         30
Rhode Island                      11          1,735,035        0.49          157,730      681      84.67         15

(1)  Continued on next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       36

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE
LOANS (CONTINUED)

                                                                                        WEIGHTED   WEIGHTED    WEIGHTED
                                                                             AVERAGE    AVERAGE    AVERAGE     AVERAGE
                              NUMBER OF       PRINCIPAL    PERCENTAGE OF    PRINCIPAL    CREDIT    ORIGINAL   SEASONING
GEOGRAPHIC DISTRIBUTIONS   MORTGAGE LOANS      BALANCE     MORTGAGE LOANS    BALANCE     SCORE       LTV       (MONTHS)
------------------------   --------------   ------------   --------------   ---------   --------   --------   ---------

Nebraska                          12           1,721,319        0.48          143,443      716       70.21        18
New Hampshire                     11           1,689,399        0.47          153,582      684       67.51        36
Vermont                            8           1,547,942        0.43          193,493      670       75.34        25
Iowa                              18           1,530,545        0.43           85,030      735       82.83        22
Alaska                             9           1,456,187        0.41          161,799      706       94.52        43
Maine                             10           1,101,228        0.31          110,123      682       81.07        20
Wyoming                            7           1,091,602        0.31          155,943      665       88.29        21
District of Columbia               6           1,041,139        0.29          173,523      690       66.45        33
Montana                            7           1,041,009        0.29          148,716      732       80.72        38
Kansas                            12           1,006,149        0.28           83,846      679       83.39        32
Oklahoma                          10             879,349        0.25           87,935      700       85.75        39
Arkansas                          14             826,150        0.23           59,011      709       86.70        23
Idaho                             10             710,501        0.20           71,050      733       83.58        44
West Virginia                      3             231,517        0.06           77,172      739       61.70        34
Virgin Islands                     1             122,740        0.03          122,740      820       64.00        85
                               -----        ------------      ------         --------      ---       -----       ---
TOTAL:                         2,161        $357,273,605      100.00%        $165,328      696       78.19%       24
                               -----        ------------      ------         --------      ---       -----       ---

No more than approximately 0.6% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

                                                                                        WEIGHTED   WEIGHTED    WEIGHTED
                                                                             AVERAGE    AVERAGE     AVERAGE    AVERAGE
                              NUMBER OF       PRINCIPAL    PERCENTAGE OF    PRINCIPAL    CREDIT    ORIGINAL   SEASONING
MORTGAGE LOAN PURPOSE      MORTGAGE LOANS      BALANCE     MORTGAGE LOANS    BALANCE     SCORE        LTV      (MONTHS)
------------------------   --------------   ------------   --------------   ---------   --------   --------   ---------

Equity Refinance                 669        $118,478,381       33.16%        $177,098      687       72.64%       22
Purchase                       1,028         165,544,153       46.34          161,035      700       83.54        25
Rate/Term Refinance              464          73,251,070       20.50          157,869      703       75.06        27
                               -----        ------------      ------         --------      ---       -----       ---
TOTAL:                         2,161        $357,273,605      100.00%        $165,328      696       78.19%       24
                               -----        ------------      ------         --------      ---       -----       ---

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       37

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

OCCUPANCY TYPES OF THE MORTGAGE LOANS

                                                                                        WEIGHTED   WEIGHTED    WEIGHTED
                                                                             AVERAGE    AVERAGE     AVERAGE    AVERAGE
                              NUMBER OF       PRINCIPAL    PERCENTAGE OF    PRINCIPAL    CREDIT    ORIGINAL   SEASONING
OCCUPANCY TYPES            MORTGAGE LOANS      BALANCE     MORTGAGE LOANS    BALANCE     SCORE        LTV      (MONTHS)
------------------------   --------------   ------------   --------------   ---------   --------   --------   ---------

Primary Residence              1,787        $299,425,659       83.81%        $167,558      692       78.49%       25
Non-Owner Occupied               277          34,798,339        9.74          125,626      713       78.00        21
Second/Vacation                   97          23,049,606        6.45          237,625      730       74.57        21
                               -----        ------------      ------         --------      ---       -----       ---
TOTAL:                         2,161        $357,273,605      100.00%        $165,328      696       78.19%       24
                               -----        ------------      ------         --------      ---       -----       ---

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       38

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                                               WEIGHTED   WEIGHTED    WEIGHTED
                                        NUMBER OF                  PERCENTAGE OF    AVERAGE     AVERAGE    AVERAGE    AVERAGE
                                         MORTGAGE     PRINCIPAL      MORTGAGE      PRINCIPAL    CREDIT    ORIGINAL   SEASONING
MORTGAGED PROPERTY TYPES                  LOANS        BALANCE         LOANS        BALANCE      SCORE       LTV      (MONTHS)
-------------------------------------   ---------   ------------   -------------   ---------   --------   --------   ---------

Condominium High Rise (9 stories or
   more)                                      2     $    330,810        0.09%       $165,405      690      70.32%        21
Condominium Low Rise (less than 5
   stories)                                 195       30,307,844        8.48         155,425      704      80.00         22
Condominium Mid Rise (5 to 8 stories)         5          721,490        0.20         144,298      656      82.77         14
Condotel (1 to 4 stories)                     1          403,236        0.11         403,236      813      61.00         18
Cooperative                                  36        5,159,338        1.44         143,315      747      67.20         24
Planned Unit Developments (attached)         18        2,225,278        0.62         123,627      683      86.72         18
Planned Unit Developments (detached)        207       49,823,688       13.95         240,694      688      77.59         22
Single Family Detached                    1,511      236,687,118       66.25         156,643      695      78.15         25
Townhouse                                    12        1,015,908        0.28          84,659      690      82.83         38
Two-Four Family Units                       118       25,169,162        7.04         213,298      701      78.94         17
Manufactured Housing                         55        5,263,606        1.47          95,702      737      80.56         32
Multifamily                                   1          166,125        0.05         166,125      684      32.00        107
                                          -----     ------------      ------        --------      ---      -----        ---
TOTAL:                                    2,161     $357,273,605      100.00%       $165,328      696      78.19%        24
                                          -----     ------------      ------        --------      ---      -----        ---

MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS

                                                                                               WEIGHTED   WEIGHTED    WEIGHTED
                                        NUMBER OF                  PERCENTAGE OF    AVERAGE     AVERAGE    AVERAGE    AVERAGE
MORTGAGE LOAN                            MORTGAGE     PRINCIPAL      MORTGAGE      PRINCIPAL    CREDIT    ORIGINAL   SEASONING
DOCUMENTATION TYPES                       LOANS        BALANCE         LOANS        BALANCE      SCORE       LTV      (MONTHS)
-------------------------------------   ---------   ------------   -------------   ---------   --------   --------   ---------

Full/Alternate Documentation              1,564     $245,053,852       68.59%       $156,684      700      78.68%        28
Reduced Documentation                       597      112,219,752       31.41         187,973      689      77.11         17
                                          -----     ------------      ------        --------      ---      -----        ---
TOTAL:                                    2,161     $357,273,605      100.00%       $165,328      696      78.19%        24
                                          -----     ------------      ------        --------      ---      -----        ---

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       39

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

SEASONING OF THE MORTGAGE LOANS

                                                                           WEIGHTED  WEIGHTED   WEIGHTED
                       NUMBER OF                                 AVERAGE    AVERAGE   AVERAGE   AVERAGE
RANGE OF               MORTGAGE     PRINCIPAL   PERCENTAGE OF   PRINCIPAL   CREDIT   ORIGINAL  SEASONING
SEASONING (IN MONTHS)    LOANS       BALANCE    MORTGAGE LOANS   BALANCE     SCORE      LTV     (MONTHS)
---------------------  ---------  ------------  --------------  ---------  --------  --------  ---------

0.01 - 12.00               731    $170,256,364      47.65%       $232,909     683     78.39%       7
12.01 - 24.00              501      86,936,000      24.33         173,525     705     77.78       18
24.01 - 36.00              159      26,833,456       7.51         168,764     710     79.75       29
36.01 - 48.00               97      12,349,495       3.46         127,314     707     86.88       42
48.01 - 60.00              173      16,558,237       4.63          95,712     703     80.89       56
60.01 - 72.00              224      25,191,906       7.05         112,464     720     73.11       65
72.01 - 84.00               98       5,138,489       1.44          52,434     727     74.77       77
84.01 - 96.00               86       5,151,407       1.44          59,900     701     75.69       91
96.01 - 108.00              34       2,964,071       0.83          87,179     690     73.27      101
108.01 - 120.00             11       1,110,053       0.31         100,914     701     81.84      112
120.01 - 132.00              4         494,503       0.14         123,626     717     78.35      128
132.01 - 144.00              9       1,291,501       0.36         143,500     672     63.84      140
144.01 or greater           34       2,998,122       0.84          88,180     758     76.36      176
                         -----    ------------     ------        --------     ---     -----      ---
TOTAL:                   2,161    $357,273,605     100.00%       $165,328     696     78.19%      24
                         -----    ------------     ------        --------     ---     -----      ---

As of the cut-off Date, the weighted average seasoning of the Mortgage Loans will be approximately 24 months.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       40

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM OF THE MORTGAGE LOANS

                                                                  WEIGHTED  WEIGHTED   WEIGHTED
              NUMBER OF                                 AVERAGE    AVERAGE   AVERAGE   AVERAGE
PREPAYMENT    MORTGAGE     PRINCIPAL   PERCENTAGE OF   PRINCIPAL   CREDIT   ORIGINAL  SEASONING
PENALTY TERM    LOANS       BALANCE    MORTGAGE LOANS   BALANCE     SCORE      LTV     (MONTHS)
------------  ---------  ------------  --------------  ---------  --------  --------  ---------

None            1,751    $273,561,057      76.57%       $156,231     705     77.55%      29
12                 38      12,485,708       3.49         328,571     678     74.74        6
24                203      35,759,890      10.01         176,157     655     82.55        7
36                151      33,282,763       9.32         220,416     675     80.02        8
60                 16       1,838,845       0.51         114,928     694     81.82       49
Other               2         345,342       0.10         172,671     724     59.50       60
                -----    ------------     ------        --------     ---     -----      ---
TOTAL:          2,161    $357,273,605     100.00%       $165,328     696     78.19%      24
                -----    ------------     ------        --------     ---     -----      ---

Other represents other prepayment penalty terms. There are no mortgage loans with prepay terms exceeding 120 months.

None represents mortgage loans for which the prepayment penalty term has expired or mortgage loans that do not have a prepay penalty term

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       41

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                                WEIGHTED  WEIGHTED   WEIGHTED
                            NUMBER OF                                 AVERAGE    AVERAGE   AVERAGE   AVERAGE
RANGE OF                    MORTGAGE     PRINCIPAL   PERCENTAGE OF   PRINCIPAL   CREDIT   ORIGINAL  SEASONING
MAXIMUM MORTGAGE RATES (%)    LOANS       BALANCE    MORTGAGE LOANS   BALANCE     SCORE      LTV     (MONTHS)
--------------------------  ---------  ------------  --------------  ---------  --------  --------  ---------

N/A (Fixed Rate)              1,307    $185,754,540      51.99%       $142,123     702     77.98%      28
4.0000 - 4.9999                   1          95,201       0.03          95,201     787     80.00       20
5.0000 - 5.9999                   1         222,557       0.06         222,557     649     80.00       15
8.0000 - 8.9999                   5       1,057,694       0.30         211,539     730     79.38       34
9.0000 - 9.9999                  67      15,003,073       4.20         223,926     687     79.83       19
10.0000 - 10.9999                52      14,411,863       4.03         277,151     713     77.46       19
11.0000 - 11.9999                81      22,879,979       6.40         282,469     716     73.55       16
12.0000 - 12.9999               135      32,302,337       9.04         239,277     702     74.07       15
13.0000 - 13.9999               177      36,940,351      10.34         208,703     681     78.82       24
14.0000 - 14.9999               172      28,079,497       7.86         163,253     666     81.42       19
15.0000 - 15.9999               116      15,762,628       4.41         135,885     673     84.85       27
16.0000 - 16.9999                30       3,141,249       0.88         104,708     672     86.75       32
17.0000 - 17.9999                12         949,667       0.27          79,139     667     84.70       35
18.0000 - 18.9999                 4         635,105       0.18         158,776     661     93.05       10
19.0000 - 19.9999                 1          37,863       0.01          37,863     658     80.00       60
                              -----    ------------     ------        --------     ---     -----      ---
TOTAL:                        2,161    $357,273,605     100.00%       $165,328     696     78.19%      24
                              -----    ------------     ------        --------     ---     -----      ---

As of the cut-off Date, the weighted average maximum mortgage rate of the
Mortgage Loans will be approximately 12.8180% per annum.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       42

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS (1)

                                                                            WEIGHTED   WEIGHTED    WEIGHTED
                     NUMBER OF                  PERCENTAGE OF    AVERAGE    AVERAGE    AVERAGE     AVERAGE
NEXT INTEREST RATE    MORTGAGE     PRINCIPAL      MORTGAGE      PRINCIPAL    CREDIT    ORIGINAL   SEASONING
ADJUSTMENT DATES       LOANS        BALANCE         LOANS        BALANCE     SCORE       LTV       (MONTHS)
------------------   ---------   ------------   -------------   ---------   --------   --------   ---------

N/A (Fixed Rate)         1,307   $185,754,540       51.99%       $142,123      702       77.98%       28
April 2007                  80     15,851,708        4.44         198,146      692       74.35        26
May 2007                    36      7,077,931        1.98         196,609      723       69.68        40
June 2007                   45      4,669,413        1.31         103,765      693       81.00        53
July 2007                   63      6,390,844        1.79         101,442      705       78.59        44
August 2007                 54      5,864,711        1.64         108,606      719       73.87        45
September 2007              63      7,263,971        2.03         115,301      716       79.50        48
October 2007                 9      1,224,205        0.34         136,023      692       84.28        24
November 2007               18      3,301,944        0.92         183,441      667       82.19        45
December 2007                9      1,420,018        0.40         157,780      713       82.64        77
January 2008                33      4,169,853        1.17         126,359      705       90.55        38
February 2008                7      1,005,438        0.28         143,634      666       74.88        72
March 2008                   8      1,642,253        0.46         205,282      733       75.94       106
April 2008                   7      1,339,648        0.37         191,378      671       77.38        16
May 2008                    11      2,709,812        0.76         246,347      657       75.93        11
June 2008                   11      2,197,013        0.61         199,728      649       82.44        10
July 2008                   28      6,607,575        1.85         235,985      664       80.95         9
August 2008                 12      2,256,960        0.63         188,080      666       86.74         9
September 2008              27      5,439,024        1.52         201,445      657       83.06         9
October 2008                28      7,718,028        2.16         275,644      656       83.15         5
November 2008               47     12,367,829        3.46         263,145      665       79.36         5
December 2008               49     13,302,588        3.72         271,481      665       81.97         3
January 2009                 3      1,496,979        0.42         498,993      724       75.98        14
February 2009                1         64,071        0.02          64,071      677       54.00        13
March 2009                   3        799,674        0.22         266,558      676       83.80        12
April 2009                   3        718,806        0.20         239,602      714       82.78        11
May 2009                     4        910,005        0.25         227,501      684       87.10        18
June 2009                    5        739,393        0.21         147,879      713       74.41        15
July 2009                    3        439,593        0.12         146,531      724      101.58         9
August 2009                  6      1,669,582        0.47         278,264      672       84.16         7
September 2009              10      2,302,216        0.64         230,222      651       87.61         6
October 2009                 3        565,770        0.16         188,590      679       91.40         5
November 2009                4        805,802        0.23         201,450      678       78.01        15
December 2009                8      2,129,185        0.60         266,148      684       78.06        10
February 2010                2        220,558        0.06         110,279      738       82.52        25
March 2010                   1        178,840        0.05         178,840      781       80.00        24

(1)  Continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       43

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                            WEIGHTED   WEIGHTED    WEIGHTED
                     NUMBER OF                  PERCENTAGE OF    AVERAGE    AVERAGE    AVERAGE     AVERAGE
NEXT INTEREST RATE    MORTGAGE     PRINCIPAL      MORTGAGE      PRINCIPAL    CREDIT    ORIGINAL   SEASONING
ADJUSTMENT DATES       LOANS        BALANCE         LOANS        BALANCE     SCORE       LTV       (MONTHS)
------------------   ---------   ------------   -------------   ---------   --------   --------   ---------

April 2010                 1         336,035         0.09        336,035       610       80.00       23
May 2010                   1         237,693         0.07        237,693       723       80.00       22
June 2010                  3         617,501         0.17        205,834       697       69.45       21
July 2010                  6       1,500,539         0.42        250,090       720       84.28       20
August 2010                2         569,670         0.16        284,835       762       71.98       19
September 2010             7       2,545,667         0.71        363,667       685       65.12       18
October 2010               3         782,662         0.22        260,887       718       65.69       17
November 2010              2         289,702         0.08        144,851       773       34.42       16
December 2010              5       1,197,240         0.34        239,448       707       80.00       15
January 2011               4         851,845         0.24        212,961       701       75.56       14
February 2011              5       2,329,501         0.65        465,900       746       89.62       13
March 2011                 3         263,589         0.07         87,863       673       78.24       12
April 2011                 2       1,631,709         0.46        815,854       719       80.00       11
May 2011                   5       1,037,345         0.29        207,469       713       80.61       10
June 2011                  7       1,632,012         0.46        233,145       678       82.39        9
July 2011                 10       2,762,338         0.77        276,234       678       75.55        8
August 2011               13       4,180,784         1.17        321,599       709       73.90        8
September 2011            19       5,901,524         1.65        310,607       724       73.99        6
October 2011              18       4,679,305         1.31        259,961       690       71.54        5
November 2011             10       2,625,524         0.73        262,552       685       79.05        4
December 2011              1         199,271         0.06        199,271       709       80.00        3
March 2012                 1         400,000         0.11        400,000       639       45.00       24
July 2012                  1         123,200         0.03        123,200       797       80.00       20
September 2012             1         599,558         0.17        599,558       710       61.00       18
November 2012              1         166,897         0.05        166,897       648       79.00       16
December 2012              1         150,000         0.04        150,000       770       90.00       15
February 2013              1         256,000         0.07        256,000       631       80.00       13
May 2013                   1         431,999         0.12        431,999       655       80.00       10
June 2013                  2         542,256         0.15        271,128       697       80.00        9
July 2013                  3         666,003         0.19        222,001       715       80.60        8
August 2013                1         341,942         0.10        341,942       706       77.00        7
September 2013             1         831,900         0.23        831,900       784       75.00        6
October 2013               4       1,029,076         0.29        257,269       695       73.18        5
January 2015               1          96,664         0.03         96,664       625       25.00       26
February 2015              2         525,015         0.15        262,508       768       80.00       25
January 2016               2       1,309,974         0.37        654,987       741       64.75       14

(1)  Continued on the next page

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       44

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                                            WEIGHTED   WEIGHTED    WEIGHTED
                     NUMBER OF                  PERCENTAGE OF    AVERAGE    AVERAGE    AVERAGE     AVERAGE
NEXT INTEREST RATE    MORTGAGE     PRINCIPAL      MORTGAGE      PRINCIPAL    CREDIT    ORIGINAL   SEASONING
ADJUSTMENT DATES       LOANS        BALANCE         LOANS        BALANCE     SCORE       LTV       (MONTHS)
------------------   ---------   ------------   -------------   ---------   --------   --------   ---------

April 2016                  1          56,000        0.02          56,000      663       80.00       11
June 2016                   1         397,485        0.11         397,485      667       80.00        9
September 2016              1         562,400        0.16         562,400      702       80.00        6
                        -----    ------------      ------        --------      ---       -----      ---
TOTAL:                  2,161    $357,273,605      100.00%       $165,328      696       78.19%      24
                        -----    ------------      ------        --------      ---       -----      ---

As of the cut-off Date, the weighted average Months to Next Interest Rate
Adjustment Date of the Mortgage Loans will be approximately 24 months.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       45

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

NOTE MARGINS OF THE ADJUSTABLE MORTGAGE LOANS

                                                                                 WEIGHTED   WEIGHTED    WEIGHTED
                                                                      AVERAGE     AVERAGE    AVERAGE    AVERAGE
RANGE OF              NUMBER OF        PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT    ORIGINAL   SEASONING
NOTE MARGINS (%)    MORTGAGE LOANS      BALANCE     MORTGAGE LOANS    BALANCE      SCORE       LTV      (MONTHS)
-----------------   --------------   ------------   --------------   ---------   --------   --------   ---------

N/A (Fixed Rate)         1,307       $185,754,540        51.99%       $142,123      702       77.98%       28
0.0001 - 0.4999              1            198,443         0.06         198,443      674       79.00        10
1.0000 - 1.4999              1            160,648         0.04         160,648      665       95.00        38
1.5000 - 1.9999              5            539,205         0.15         107,841      702      100.00        40
2.0000 - 2.4999            206         47,270,198        13.23         229,467      711       75.64        14
2.5000 - 2.9999            109         27,156,929         7.60         249,146      722       74.46        41
3.0000 - 3.4999             43         10,732,583         3.00         249,595      699       74.99        24
3.5000 - 3.9999             27          6,092,294         1.71         225,641      701       79.83        15
4.0000 - 4.4999             26          7,216,891         2.02         277,573      664       81.55         7
4.5000 - 4.9999             32          7,542,497         2.11         235,703      660       78.92         6
5.0000 - 5.4999             32          9,596,350         2.69         299,886      663       80.35        10
5.5000 - 5.9999             51         12,190,976         3.41         239,039      651       80.35        11
6.0000 - 6.4999             65         15,098,712         4.23         232,288      661       81.04         8
6.5000 - 6.9999             85         12,326,927         3.45         145,023      664       81.31        20
7.0000 - 7.4999             44          4,480,284         1.25         101,825      671       82.62        39
7.5000 - 7.9999             57          5,876,990         1.64         103,105      682       85.65        38
8.0000 - 8.4999             36          2,861,653         0.80          79,490      683       90.80        37
8.5000 - 8.9999             20          1,389,404         0.39          69,470      686       85.26        49
9.0000 - 9.4999              8            475,452         0.13          59,432      725       85.86        58
9.5000 - 9.9999              2            136,587         0.04          68,294      665       78.63        59
11.0000 - 11.4999            1             33,356         0.01          33,356      665       58.00        59
11.5000 - 11.9999            2            104,822         0.03          52,411      737       64.10        62
12.0000 - 12.4999            1             37,863         0.01          37,863      658       80.00        60
                         -----       ------------       ------        --------      ---       -----       ---
TOTAL:                   2,161       $357,273,605       100.00%       $165,328      696       78.19%       24
                         -----       ------------       ------        --------      ---       -----       ---

As of the cut-off Date, the weighted average note margin of the Mortgage Loans will be approximately 4.2234% per annum.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       46

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

NOTIONAL CREDIT CLASSIFICATION OF THE MORTGAGE LOANS

                                                                                  WEIGHTED   WEIGHTED    WEIGHTED
                                                                       AVERAGE     AVERAGE    AVERAGE    AVERAGE
NOTIONAL CREDIT         NUMBER OF       PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT    ORIGINAL   SEASONING
CLASSIFICATION       MORTGAGE LOANS      BALANCE     MORTGAGE LOANS    BALANCE      SCORE       LTV      (MONTHS)
-------------------- --------------   ------------   --------------   ---------   --------   --------   ---------

Prime (non-IO)            1,305       $195,544,048        54.73%       $149,842      726      77.43%        31
A/Alt A (non-IO)            504         70,374,403        19.70         139,632      640      82.01         21
Prime (IO)                  159         47,930,797        13.42         301,452      729      74.38         11
A- (non-IO)                 112         23,937,037         6.70         213,724      610      78.47         15
A/Alt A (IO)                 44         12,903,028         3.61         293,251      640      77.47         10
A- (IO)                      13          3,867,610         1.08         297,508      611      83.04          9
Insured (non-IO)             24          2,716,683         0.76         113,195      611      94.49         34
                          -----       ------------       ------        --------      ---      -----        ---
TOTAL:                    2,161       $357,273,605       100.00%       $165,328      696      78.19%        24
                          -----       ------------       ------        --------      ---      -----        ---

INTEREST ONLY TERM OF THE MORTGAGE LOANS

                                                                                  WEIGHTED   WEIGHTED    WEIGHTED
                                                                       AVERAGE     AVERAGE    AVERAGE    AVERAGE
INTEREST ONLY TERM      NUMBER OF       PRINCIPAL     PERCENTAGE OF   PRINCIPAL    CREDIT    ORIGINAL   SEASONING
(MONTHS)             MORTGAGE LOANS      BALANCE     MORTGAGE LOANS    BALANCE      SCORE       LTV      (MONTHS)
------------------   --------------   ------------   --------------   ---------   --------   --------   ---------

0                         1,945       $292,572,170        81.89%       $150,423      695      78.78%        27
24                            2            297,520         0.08         148,760      692      80.00         17
36                            8          1,899,828         0.53         237,478      710      76.52         21
37                            1            392,708         0.11         392,708      769      75.00         17
60                           71         22,476,290         6.29         316,567      691      78.41         10
84                           10          3,645,777         1.02         364,578      706      72.42         12
120                         122         35,464,709         9.93         290,694      711      74.05         10
180                           2            524,604         0.15         262,302      717      66.45         19
                          -----       ------------       ------        --------      ---      -----        ---
TOTAL:                    2,161       $357,273,605       100.00%       $165,328      696      78.19%        24
                          -----       ------------       ------        --------      ---      -----        ---

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       47

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                        ASSUMED FIXED RATE MORTGAGE LOANS

                                                             ORIGINAL     REMAINING
                                   GROSS                   AMORTIZATION    TERM TO               REMAINING
 LOAN          AGGREGATE         MORTGAGE      EXPENSE         TERM        MATURITY      AGE      IO TERM
NUMBER   PRINCIPAL BALANCE ($)   RATE (%)   FEE RATE (%)     (MONTHS)      (MONTHS)   (MONTHS)    (MONTHS)   LIEN
------   ---------------------   --------   ------------   ------------   ---------   --------   ---------   ----

  1             217,574.98         10.549       0.530           360          344         16           0        2
  2             527,086.19         10.421       0.530           360          350         10           0        2
  3              75,772.02         11.990       0.530           360          350         10           0        2
  4             174,033.07         11.955       0.530           360          347         13           0        2
  5             127,717.70         10.365       0.530           360          343         17           0        2
  6              43,705.14         11.400       0.480           360          355          5           0        2
  7              63,782.16         10.985       0.530           360          343         17           0        2
  8             121,329.67         11.118       0.530           360          351          9           0        2
  9              26,182.00          9.500       0.530           240          293          7          53        2
  10            616,321.75         11.817       0.530           179          106         73           0        2
  11            535,847.37         10.832       0.530           180          117         63           0        2
  12             53,070.09         12.250       0.530           180          161         19           0        2
  13             19,342.54         10.599       0.530           211          197         14           0        2
  14              7,002.35         12.375       0.530           180          159         21           0        2
  15             23,074.08          6.000       0.530           240          215         25           0        2
  16          1,233,795.69         11.270       0.524           360          158         23           0        2
  17          1,271,261.08         10.870       0.529           360          170         11           0        2
  18             92,961.81         12.072       0.530           360          171          9           0        2
  19            101,776.05         12.350       0.530           360          172          8           0        2
  20            549,082.33         11.065       0.530           360          167         13           0        2
  21            703,425.60         10.877       0.530           360          178         10           0        2
  22            309,534.58         11.599       0.480           360          176          4           0        2
  23            311,702.74         10.910       0.480           360          176          4           0        2
  24            237,805.87         11.837       0.530           360          167         13           0        2
  25            251,363.85         10.634       0.530           360          168         12           0        2
  26          8,454,620.92          7.059       0.490           362          354          8           0        1
  27         21,321,419.10          6.717       0.489           359          350          9           0        1
  28            349,400.00          7.305       0.480           300          357          3          57        1
  29          2,206,699.90          7.325       0.409           240          353          7         113        1
  30          3,057,710.43          7.426       0.375           240          350         10         110        1
  31            188,563.72          8.788       0.480           360          356          4           0        1
  32            846,881.38          6.750       0.480           360          357          3           0        1
  33          1,254,344.38          8.859       0.511           360          352          8           0        1
  34            283,912.91          8.350       0.530           360          354          6           0        1
  35            179,356.35          6.600       0.480           360          356          4           0        1
  36          1,170,979.13          6.239       0.480           360          357          3           0        1
  37            243,644.50          7.900       0.530           480          472          8           0        1
  38            622,957.50          5.550       0.480           360          357          3           0        1
  39            705,833.04          7.628       0.480           360          357          3           0        1
  40            213,112.77          7.410       0.480           360          357          3           0        1
  41          1,213,421.76          6.720       0.480           360          356          4           0        1
  42          1,127,959.25          6.615       0.480           360          356          4           0        1
  43            905,384.68          5.582       0.480           300          357          3          57        1
  44            514,443.65          8.100       0.480           360          357          3           0        1
  45          1,563,573.31          8.785       0.484           360          352          8           0        1
  46          2,740,257.21          7.478       0.510           387          378          9           0        1
  47            447,878.67          6.500       0.280           240          355          5         115        1
  48            151,430.47          7.375       0.280           240          354          6         114        1

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       48

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                  ASSUMED FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                         ORIGINAL    REMAINING
                                 GROSS                 AMORTIZATION   TERM TO             REMAINING
 LOAN         AGGREGATE        MORTGAGE    EXPENSE         TERM       MATURITY    AGE      IO TERM
NUMBER  PRINCIPAL BALANCE ($)  RATE (%)  FEE RATE (%)    (MONTHS)     (MONTHS)  (MONTHS)   (MONTHS)  LIEN
------  ---------------------  --------  ------------  ------------  ---------  --------  ---------  ----

  49         1,078,132.67        8.031       0.438          360         355        5          0        1
  50         1,343,083.07        5.951       0.480          360         356        4          0        1
  51           308,000.00        8.125       0.280          240         349        11        109       1
  52           577,757.54        6.750       0.280          240         350        10        110       1
  53            68,035.52        6.875       0.530          360         350        10         0        1
  54         2,151,814.92        6.131       0.292          180         170        10         0        1
  55         3,810,444.57        6.473       0.436          189         180        9          0        1
  56            70,594.09        6.500       0.280          180         171        9          0        1
  57            83,985.70        7.750       0.480          180         176        4          0        1
  58           486,167.30        7.825       0.480          180         176        4          0        1
  59            49,936.32        8.250       0.480          180         177        3          0        1
  60            73,300.86        8.750       0.530          180         171        9          0        1
  61            69,283.34        5.875       0.530          180         169        11         0        1
  62           874,402.15        8.017       0.487          480         356        4          0        1
  63           790,455.53        7.427       0.472          480         354        6          0        1
  64           179,768.69        6.600       0.480          480         357        3          0        1
  65           179,951.43        8.300       0.530          480         352        8          0        1
  66           122,632.77        7.431       0.480          480         356        4          0        1
  67           238,333.46        8.600       0.480          480         355        5          0        1
  68           142,794.84        7.300       0.480          480         356        4          0        1
  69           248,089.63        9.150       0.530          480         354        6          0        1
  70           101,858.20        9.150       0.530          600         355        5          0        1
  71           269,884.03        8.250       0.480          480         355        5          0        1
  72           742,642.19        5.300       0.480          480         357        3          0        1
  73        11,028,686.81        5.829       0.520          349         331        18         0        1
  74        31,719,510.25        5.869       0.522          356         338        18         0        1
  75           699,212.73        6.559       0.406          240         345        15        105       1
  76         1,260,233.89        6.822       0.435          240         345        15        105       1
  77           223,000.00        6.375       0.530          180         345        15        165       1
  78           301,603.67        5.875       0.530          180         338        22        158       1
  79           172,167.05        7.560       0.530          338         317        21         0        1
  80           146,989.93        6.875       0.530          240         342        18        102       1
  81           179,217.08        8.550       0.530          360         344        16         0        1
  82           456,641.73        6.780       0.502          360         342        18         0        1
  83           312,834.91        7.577       0.530          360         344        16         0        1
  84            73,496.31        8.600       0.280          283         270        13         0        1
  85           184,000.00        7.875       0.530          240         346        14        106       1
  86         1,504,088.07        5.486       0.487          180         162        18         0        1
  87         3,955,819.44        5.670       0.484          176         156        20         0        1
  88        10,063,262.48        7.014       0.526          357         302        55         0        1
  89        36,382,654.23        6.605       0.515          357         301        56         0        1
  90           182,836.56        5.750       0.530          240         334        26        94        1
  91         2,260,458.24        6.564       0.529          196         136        60         0        1
  92        10,546,713.95        6.712       0.471          184         122        62         0        1
  93           166,125.21        7.500       0.255          180          73       107         0        1
  94           369,079.63        6.970       0.530          360          63        85         0        1
  95         2,046,223.66        6.530       0.530          360          77        54         0        1

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       49

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                     ASSUMED ADJUSTABLE RATE MORTGAGE LOANS
               *ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS

                                            ORIGINAL    REMAINING                           MONTHS TO
          AGGREGATE     GROSS    EXPENSE  AMORTIZATION   TERM TO                            NEXT RATE
 LOAN     PRINCIPAL   MORTGAGE     FEE        TERM      MATURITY      AGE                   ADJUSTMENT
NUMBER   BALANCE ($)  RATE (%)  RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)      INDEX         DATE
------  ------------  --------  --------  ------------  ---------  --------  -------------  ----------

  96     653,650.00     7.625     0.280        240         354         6     1 Month Libor      1
  97     177,505.20     8.125     0.405        360         355         5          MTA           55
  98     356,090.06     8.125     0.405        360         352         8          MTA           1
  99     318,061.84     8.252     0.405        421         351         9          MTA           1
  100   1,126,479.06    8.168     0.405        360         350        10          MTA           1
  101   1,858,540.32    8.130     0.405        360         350        10          MTA           1
  102    524,642.14     8.061     0.469        360         350        10          MTA           1
  103    466,354.28     7.500     0.405        360         354         6          MTA           54
  104    255,525.55     7.750     0.405        360         355         5          MTA           55
  105    945,368.29     8.575     0.405        360         352         8          MTA           1
  106    249,651.21     7.625     0.405        360         356         4          MTA           56
  107   7,653,430.83    8.430     0.499        411         354         6     6 Month Libor      18
  108   7,816,541.85    8.066     0.492        430         354         6     6 Month Libor      18
  109    823,100.00     8.055     0.480        300         357         3     6 Month Libor      21
  110    550,000.00     7.269     0.480        300         357         3     6 Month Libor      21
  111   5,486,683.74    6.088     0.280        240         354         6     6 Month Libor      3
  112    113,520.00     7.125     0.280        336         348        12     1 Year Libor       12
  113   2,117,722.10    7.921     0.493        450         356         4     6 Month Libor      20
  114   1,775,186.39    7.851     0.480        433         356         4     6 Month Libor      20
  115    682,570.49     8.141     0.511        429         354         6     6 Month Libor      18
  116    506,373.26     6.900     0.530        480         352         8     6 Month Libor      16
  117    650,000.00     6.750     0.530        300         350        10     6 Month Libor      14
  118    739,000.00     8.327     0.530        300         354         6     6 Month Libor      18
  119    909,272.70     8.589     0.480        382         356         4     6 Month Libor      20
  120    199,843.38    10.700     0.480        480         354         6     6 Month Libor      18
  121    260,977.82     7.350     0.480        480         357         3     6 Month Libor      21
  122    258,636.41     7.650     0.480        360         357         3     6 Month Libor      21
  123     99,428.80    12.600     0.480        480         357         3     6 Month Libor      21
  124    327,264.09     8.114     0.480        480         357         3     6 Month Libor      21
  125    288,799.70     7.950     0.480        300         356         4     6 Month Libor      20
  126    182,718.66     7.000     0.480        480         356         4     6 Month Libor      20
  127   3,206,085.32    8.021     0.480        415         357         3     6 Month Libor      21
  128   1,848,809.81    8.208     0.480        430         357         3     6 Month Libor      21
  129    511,977.76     8.405     0.480        300         357         3     6 Month Libor      21
  130   5,496,711.98    8.541     0.526        435         359         8     6 Month Libor      16
  131   2,013,261.97    8.307     0.526        398         354         6     6 Month Libor      18

          MONTHS      INITIAL  SUBSEQUENT
          BETWEEN    PERIODIC   PERIODIC               MINIMUM   MAXIMUM   REMAINING
 LOAN      RATE        RATE       RATE       GROSS     MORTGAGE  MORTGAGE   IO TERM
NUMBER  ADJUSTMENTS   CAP (%)    CAP (%)   MARGIN (%)  RATE (%)  RATE (%)   (MONTHS)
------  -----------  --------  ----------  ----------  --------  --------  ---------

  96         1        No Cap     No Cap      2.250       2.250    12.000      114
  97         1        No Cap     No Cap      2.250       2.250     9.950       0
  98         1        No Cap     No Cap      3.100       3.100     9.950       0
  99         1        No Cap     No Cap      3.301       3.301    10.443       0
  100        1        No Cap     No Cap      3.193       3.193     9.966       0
  101        1        No Cap     No Cap      3.205       3.205     9.950       0
  102        1        No Cap     No Cap      3.057       3.057    10.459       0
  103        1        No Cap     No Cap      2.250       2.250     9.950       0
  104        1        No Cap     No Cap      2.250       2.250     9.950       0
  105        1        No Cap     No Cap      3.632       3.632     9.950       0
  106        1        No Cap     No Cap      2.250       2.250     9.950       0
  107        6         2.979     1.018       5.575       8.105    14.502       0
  108        6         2.942     1.041       5.294       7.533    14.059       0
  109        6         3.000     1.000       5.936       8.055    14.507       57
  110        6         3.000     1.000       4.937       7.269    13.651       57
  111        6         1.551     1.673       2.250       2.250    12.000      114
  112       12         2.000     2.000       2.750       2.750    13.125       12
  113        6         3.000     1.000       4.958       7.921    13.921       0
  114        6         3.000     1.000       5.165       7.851    13.851       0
  115        6         3.000     1.000       6.087       8.141    14.141       0
  116        6         3.000     1.000       4.400       6.900    12.900       0
  117        6         3.000     1.000       6.100       6.750    12.750       50
  118        6         3.000     1.000       5.973       7.454    14.327       54
  119        6         3.000     1.000       6.150       8.589    15.589       0
  120        6         3.000     1.000       7.700      10.700    16.700       0
  121        6         3.000     1.000       4.350       7.350    13.350       0
  122        6         3.000     1.000       4.650       7.650    13.650       0
  123        6         3.000     1.000       7.390      12.600    18.600       0
  124        6         3.000     1.000       5.114       8.114    14.114       0
  125        6         3.000     1.000       4.950       7.950    13.950       56
  126        6         3.000     1.000       6.500       7.000    13.000       0
  127        6         3.000     1.000       5.021       8.021    14.021       0
  128        6         3.000     1.000       5.120       8.208    14.208       0
  129        6         3.000     1.000       5.405       8.405    14.405       57
  130        6         2.976     1.067       6.174       8.351    14.643       0
  131        6         3.000     1.000       5.967       8.254    14.340       0

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       50

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

               ASSUMED ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)
               *ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS

                                             ORIGINAL   REMAINING                              MONTHS TO
          AGGREGATE     GROSS    EXPENSE  AMORTIZATION   TERM TO                               NEXT RATE
 LOAN     PRINCIPAL   MORTGAGE     FEE        TERM      MATURITY     AGE                      ADJUSTMENT
NUMBER   BALANCE ($)  RATE (%)  RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)       INDEX          DATE
------  ------------  --------  --------  ------------  ---------  --------  ---------------  ----------

  132     868,800.73    7.808     0.530       300          352         8      6 Month Libor        16
  133     296,720.00    6.540     0.530       300          350        10      6 Month Libor        14
  134   5,970,509.62    7.866     0.467       458          355         5      6 Month Libor        19
  135   2,291,686.19    7.656     0.480       487          356         4      6 Month Libor        20
  136   1,412,946.82    7.603     0.480       300          356         4      6 Month Libor        20
  137     733,600.00    7.017     0.480       300          354         6      6 Month Libor        18
  138     166,962.76    8.188     0.280       360          354         6       1 Year Libor        18
  139     146,189.01    7.325     0.480       480          356         4      6 Month Libor        20
  140     210,035.89    7.200     0.480       480          357         3      6 Month Libor        21
  141     131,334.28    7.750     0.530       360          349        11      6 Month Libor        13
  142     198,443.00    7.400     0.530       360          350        10      6 Month Libor        14
  143     114,152.76    6.000     0.530       360          350        10     1 Year Treasury        4
  144     959,885.45    7.168     0.457       240          353         7       1 Year Libor       113
  145   1,449,872.95    8.231     0.512       448          373         8      6 Month Libor        28
  146   1,553,504.25    9.509     0.491       409          355         5      6 Month Libor        31
  147     655,000.00    8.875     0.530       300          353         7      6 Month Libor        29
  148     364,000.00    6.750     0.530       240          349        11      6 Month Libor        25
  149     204,371.09    7.375     0.280       360          348        12       1 Year Libor        24
  150     529,607.52    6.362     0.530       324          350        10       1 Year Libor        26
  151     101,493.50    7.500     0.280       240          351         9       1 Year Libor        27
  152     382,833.20    6.045     0.530       360          351         9     1 Year Treasury       28
  153   1,347,713.44    7.124     0.460       385          352         8      6 Month Libor        52
  154     137,600.00    6.375     0.530       300          353         7      6 Month Libor        53
  155     190,400.00    7.375     0.280       300          356         4      6 Month Libor        56
  156   1,203,089.14    6.655     0.280       240          354         6      6 Month Libor        54
  157   2,154,168.31    7.267     0.290       240          353         7      6 Month Libor        53
  158   1,679,406.54    7.625     0.491       360          353         7       1 Year Libor        53
  159   2,898,187.35    6.375     0.489       360          351         9       1 Year Libor        51
  160     614,482.98    6.662     0.530       300          352         8       1 Year Libor        52
  161   4,075,718.52    6.619     0.474       300          354         6       1 Year Libor        54
  162     831,889.81    7.030     0.280       240          354         6       1 Year Libor        54
  163   3,932,953.06    7.135     0.280       240          355         5       1 Year Libor        55
  164     944,125.78    6.650     0.465       360          353         7       1 Year Libor        77
  165     431,998.86    5.750     0.530       276          350        10       1 Year Libor        74
  166   1,685,020.00    6.460     0.465       276          353         7       1 Year Libor        77

           MONTHS     INITIAL   SUBSEQUENT
          BETWEEN     PERIODIC   PERIODIC                MINIMUM   MAXIMUM  REMAINING
 LOAN       RATE        RATE       RATE        GROSS    MORTGAGE  MORTGAGE   IO TERM
NUMBER  ADJUSTMENTS   CAP (%)     CAP (%)   MARGIN (%)  RATE (%)  RATE (%)   (MONTHS)
------  -----------  ---------  ----------  ----------  --------  --------  ---------

  132         6        3.000       1.109       5.724      7.808    14.025       52
  133         6        3.000       1.000       5.540      6.540    12.540       50
  134         6        2.933       1.000       6.137      7.541    14.158        0
  135         6        3.000       1.000       6.346      7.656    13.867        0
  136         6        3.000       1.000       6.049      7.603    14.603       56
  137         6        3.000       1.000       6.061      7.017    13.460       54
  138        12        2.000       2.000       3.250      5.497    14.188        0
  139         6        3.000       1.000       4.325      7.325    13.325        0
  140         6        3.000       1.000       3.650      7.200    13.200        0
  141         6        2.000       1.000       6.500      7.750    13.750        0
  142         6        3.000       1.000       0.250      7.400    13.400        0
  143        12        1.000       1.000       2.750      6.000    11.000        0
  144        12        3.758       2.000       2.302      4.165    12.168      113
  145         6        3.000       1.000       5.817      7.854    14.231        0
  146         6        2.721       1.178       6.149      9.509    15.788        0
  147         6        2.000       2.000       5.000      8.875    14.875       53
  148         6        5.000       1.000       2.750      2.750    12.750      109
  149        12        2.000       2.000       2.250      2.250    13.375        0
  150        12        2.000       2.000       2.375      4.051    12.362       26
  151        12        2.000       2.000       2.250      2.250    13.500      111
  152        12        1.000       1.000       2.000      6.045    11.045        0
  153         6        5.280       1.486       2.411      3.468    12.403        0
  154         6        6.000       1.000       2.750      2.750    12.375       53
  155         6        5.000       1.000       2.750      2.750    12.375       56
  156         6        5.688       1.569       2.622      2.622    12.343      114
  157         6        5.960       1.705       2.398      2.422    13.227      113
  158        12        2.470       2.000       2.355      6.959    12.625        0
  159        12        5.000       2.000       2.623      5.516    11.375        0
  160        12        5.000       2.000       2.444      5.813    11.662       52
  161        12        5.000       2.000       2.505      5.008    11.619       54
  162        12        5.000       2.000       2.250      2.250    12.030      114
  163        12        5.000       2.000       2.250      2.250    12.135      115
  164        12        4.199       2.000       2.383      5.309    11.650        0
  165        12        5.000       2.000       2.750      5.750    10.750       74
  166        12        5.000       2.000       2.658      5.450    11.460       77

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       51

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

               ASSUMED ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)
               *ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS

                                            ORIGINAL    REMAINING                            MONTHS TO
          AGGREGATE    GROSS     EXPENSE  AMORTIZATION   TERM TO                             NEXT RATE
 LOAN     PRINCIPAL   MORTGAGE     FEE        TERM      MATURITY      AGE                   ADJUSTMENT
NUMBER   BALANCE ($)  RATE (%)  RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)      INDEX         DATE
------  ------------  --------  --------  ------------  ---------  --------  -------------  ----------

 167      248,781.00   7.125      0.280        240         355         5      1 Year Libor       79
 168      533,250.00   7.357      0.280        240         355         5      1 Year Libor       79
 169       56,000.00   8.000      0.530        240         349        11     6 Month Libor      109
 170      443,540.71   8.388      0.480        480         356         4     6 Month Libor       32
 171      312,907.57   7.655      0.530        360         351         9     6 Month Libor       27
 172      578,597.37   6.850      0.480        480         354         6     6 Month Libor       30
 173      319,610.99   6.800      0.480        480         357         3     6 Month Libor       33
 174      211,481.77   7.060      0.480        360         357         3     6 Month Libor       33
 175      190,400.00   7.100      0.480        300         357         3     6 Month Libor       33
 176      589,500.49   7.742      0.517        412         402        10     6 Month Libor       26
 177      476,099.17   9.092      0.500        407         353         7     6 Month Libor       29
 178      687,945.90   8.593      0.480        300         352         8     6 Month Libor       28
 179      543,110.29   7.878      0.480        480         355         5     6 Month Libor       31
 180      307,849.05   6.880      0.530        480         353         7     6 Month Libor       53
 181       45,099.95   7.375      0.530        240         348        12     6 Month Libor       48
 182      199,271.40   5.900      0.480        360         357         3     6 Month Libor       57
 183    1,315,421.78   8.060      0.530        360         353         7     6 Month Libor       53
 184      447,618.55   8.413      0.530        420         354         6     6 Month Libor       54
 185      321,177.59   7.500      0.530        300         352         8     6 Month Libor       52
 186    1,771,956.11   7.184      0.482        240         353         7     6 Month Libor       53
 187      913,519.73   7.625      0.280        240         337        23     1 Month Libor        1
 188      550,875.87   8.625      0.405        360         347        13          MTA             1
 189    2,286,612.83   8.230      0.425        360         345        15          MTA             1
 190      267,231.61   4.750      0.530        360         340        20          MTA             1
 191      906,539.19   7.718      0.435        360         343        17          MTA             1
 192      391,001.30   7.943      0.428        360         341        19     6 Month Libor        5
 193    1,909,211.93   7.300      0.314        360         338        22     6 Month Libor        4
 194      184,000.00   5.500      0.280        336         340        20     6 Month Libor        4
 195      880,000.00   7.250      0.530        300         344        16     6 Month Libor        8
 196    1,200,882.06   7.275      0.349        240         339        21     6 Month Libor        8
 197      118,623.04   7.875      0.530        360         347        13      1 Year Libor       11
 198    1,592,832.95   7.416      0.519        360         344        16     6 Month Libor        8
 199      350,038.83   7.610      0.426        426         343        17     6 Month Libor        7
 200      375,500.00   5.847      0.530        300         340        20     6 Month Libor        4
 201      930,650.50   7.377      0.446        300         344        16     6 Month Libor        8

           MONTHS     INITIAL  SUBSEQUENT
          BETWEEN    PERIODIC   PERIODIC                MINIMUM   MAXIMUM  REMAINING
 LOAN      RATE       RATE        RATE        GROSS    MORTGAGE  MORTGAGE   IO TERM
NUMBER  ADJUSTMENTS  CAP (%)     CAP (%)   MARGIN (%)  RATE (%)  RATE (%)   (MONTHS)
------  -----------  --------  ----------  ----------  --------  --------  ---------

 167         12       5.000       2.000       2.250      2.250    12.125      115
 168         12       5.000       2.000       2.250      2.250    12.357      115
 169          6       5.000       1.000       2.750      2.750    13.000      109
 170          6       3.000       1.000       5.288      8.388    14.388       0
 171          6       3.000       1.000       5.655      7.655    13.655       0
 172          6       3.000       1.000       4.350      6.850    12.850       0
 173          6       3.000       1.000       3.800      6.800    12.800       0
 174          6       3.000       1.000       4.060      7.060    13.060       0
 175          6       3.000       1.000       4.100      7.100    13.100      57
 176          6       3.000       1.000       5.987      7.742    13.742       0
 177          6       3.319       1.000       6.829      7.567    15.092       0
 178          6       2.494       1.000       7.087      8.593    14.593      52
 179          6       3.000       1.000       5.472      7.878    13.878       0
 180          6       3.000       1.000       6.100      6.880    12.880       0
 181          6       5.000       1.000       2.750      2.750    12.375      108
 182          6       3.000       1.000       2.900      5.900    11.900       0
 183          6       3.000       1.000       6.218      8.060    14.060       0
 184          6       4.494       1.498       5.053      6.358    14.413       0
 185          6       6.000       1.000       2.750      2.750    13.500      52
 186          6       5.366       1.366       2.250      2.250    12.550      113
 187          1       No Cap     No Cap       2.250      2.250    12.000      97
 188          1       No Cap     No Cap       3.700      3.700     9.950       0
 189          1       No Cap     No Cap       3.237      3.237     9.950       0
 190          1       No Cap     No Cap       3.200      3.200     9.950       0
 191          1       No Cap     No Cap       3.239      3.239     9.365       0
 192          6       3.000       1.068       5.391      5.978    13.943       0
 193          6       2.214       1.042       3.700      4.082    12.413       0
 194          6       2.000       1.000       3.250      3.250    11.500       4
 195          6       3.000       1.000       5.375      7.250    13.250      44
 196          6       2.395       1.463       2.541      2.541    11.529      99
 197         12       2.000       1.000       5.625      7.875    13.875       0
 198          6       2.771       1.108       6.383      7.208    13.632       0
 199          6       1.747       1.418       5.680      7.610    14.445       0
 200          6       3.000       1.000       5.181      5.847    11.847      40
 201          6       2.678       1.322       5.687      7.042    13.711      44

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       52

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

               ASSUMED ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)
               *ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS

                                            ORIGINAL    REMAINING                              MONTHS TO    MONTHS     INITIAL
         AGGREGATE     GROSS    EXPENSE   AMORTIZATION   TERM TO                               NEXT RATE    BETWEEN    PERIODIC
 LOAN    PRINCIPAL    MORTGAGE    FEE         TERM      MATURITY      AGE                     ADJUSTMENT     RATE        RATE
NUMBER  BALANCE ($)   RATE (%)  RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)       INDEX          DATE     ADJUSTMENTS  CAP (%)
------  ------------  --------  --------  ------------  ---------  --------  ---------------  ----------  -----------  --------

 202     84,000.00     6.375     0.280         240         343         17     6 Month Libor         7          6        3.000
 203     471,600.25    6.703     0.361         360         340         20     1 Year Libor          4         12        2.338
 204     396,975.37    5.934     0.530         360         340         20    1 Year Treasury        4         12        1.000
 205     122,355.99    5.500     0.530         360         340         20    1 Year Treasury        4         12        1.000
 206    1,309,974.29   6.071     0.530         240         346         14     1 Year Libor        106         12        5.000
 207     62,179.66     6.540     0.530         360         346         14     6 Month Libor        22          6        3.000
 208     357,147.03    6.750     0.530         300         342         18     6 Month Libor        18          6        2.000
 209     221,000.00    4.875     0.280         240         336         24     6 Month Libor        12          6        3.000
 210    1,838,168.25   5.025     0.530         354         338         16     1 Year Libor         20         12        2.000
 211     268,673.67    5.250     0.530         336         353         19     1 Year Libor         17         12        2.000
 212     418,399.94    5.043     0.530         324         338         22     1 Year Libor         14         12        2.000
 213     392,707.57    5.875     0.280         323         343         17     1 Year Libor         20         12        2.000
 214     143,910.00    6.250     0.280         240         344         16     1 Year Libor         20         12        2.000
 215     221,307.64    6.250     0.280         360         339         21    1 Year Treasury       15         12        2.000
 216     538,400.00    6.723     0.381         240         345         15     6 Month Libor        45          6        5.594
 217    2,034,112.98   5.342     0.530         360         341         19     1 Year Libor         41         12        4.302
 218    2,086,882.06   5.277     0.530         348         329         19     1 Year Libor         41         12        4.813
 219    3,756,684.32   5.783     0.530         299         343         16     1 Year Libor         44         12        4.576
 220     222,557.01    6.625     0.280         240         345         15     1 Year Libor         45         12        5.000
 221     166,896.89    6.500     0.530         360         344         16     6 Month Libor        68          6        6.000
 222     655,999.99    5.716     0.454         276         340         20     1 Year Libor         64         12        5.000
 223     872,758.05    5.791     0.358         276         342         18     1 Year Libor         66         12        5.687
 224     355,862.07    6.500     0.530         300         346         14     6 Month Libor        22          6        2.000
 225     180,000.00    6.750     0.530         240         346         14     6 Month Libor        46          6        6.000
 226    1,027,877.14   5.740     0.530         360         342         18     6 Month Libor        42          6        3.367
 227     279,906.04    8.000     0.530         240         346         14     6 Month Libor        46          6        6.000
 228    1,310,475.61   6.665     0.497         240         345         15     6 Month Libor        45          6        6.000
 229     205,000.00    7.625     0.280         240         334         26     1 Month Libor         1          1        No Cap
 230     764,419.11    7.625     0.280         240         333         27     1 Month Libor         1          1        No Cap
 231     25,715.74     7.500     0.405         360         116        244          MTA              1          1        2.000
 232     161,058.40    8.040     0.405         360         156        204      6 Month CD           1          6        1.000
 233    2,220,013.65   11.718    1.001         360         313         47     6 Month Libor         4          6        1.073
 234    9,113,546.37   11.058    0.966         360         312         48     6 Month Libor         4          6        1.066
 235     45,983.82     7.875     0.405         360         248        112    1 Year Treasury        8         12        2.000
 236     253,582.31    12.375    1.865         360         302         58     6 Month Libor         2          6        1.500
 237    1,099,978.67   12.525    1.727         360         304         56     6 Month Libor         3          6        1.414

        SUBSEQUENT
         PERIODIC                MINIMUM  MAXIMUM   REMAINING
 LOAN      RATE        GROSS    MORTGAGE  MORTGAGE   IO TERM
NUMBER    CAP (%)   MARGIN (%)  RATE (%)  RATE (%)   (MONTHS)
------  ----------  ----------  --------  --------  ---------

 202       1.000       2.250      3.375    11.375      103
 203       2.338       2.331      2.331    12.391        0
 204       1.000       2.551      5.199    10.199        0
 205       1.000       2.000      5.500    10.500        0
 206       2.000       2.750      4.656    11.071      106
 207       1.000       4.590      6.540    12.540        0
 208       2.000       2.250      6.750    12.750       42
 209       1.000       2.250      2.250     9.875       96
 210       2.000       2.595      4.911    10.762        0
 211       2.000       2.375      2.375    11.250       17
 212       2.000       2.551      5.043    11.043       14
 213       2.000       3.250      3.250    11.875       20
 214       2.000       2.250      2.250    12.250      104
 215       2.000       2.250      2.250    12.250        0
 216       1.000       2.547      4.271    12.317      105
 217       2.000       2.599      5.342    10.507        0
 218       2.000       2.444      5.121    10.339        0
 219       2.000       2.638      4.657    10.783       44
 220       2.000       2.250      2.250     5.000      105
 221       2.000       2.250      6.500    12.500        0
 222       2.000       2.299      3.811    10.716       64
 223       2.000       2.289      3.300    11.478       66
 224       1.000       4.750      6.500    12.500       46
 225       1.000       2.750      2.750    12.750      106
 226       1.342       4.554      4.587    11.740        0
 227       2.000       2.750      8.000    14.000      106
 228       1.621       2.979      3.820    12.665      105
 229      No Cap       2.250      2.250    12.000       94
 230      No Cap       2.250      2.250    12.000       93
 231       2.000       2.550      2.550    12.950        0
 232       1.000       2.600      2.600    14.125        0
 233       1.073       6.831      7.555    14.173        0
 234       1.066       5.830      6.339    13.765        0
 235       2.000       2.875      2.875    13.625        0
 236       1.500       6.990      8.100    15.100        0
 237       1.414       7.141      8.544    15.483        0

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       53

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

               ASSUMED ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)
               *ALL ADJUSTABLE RATE MORTGAGE LOANS ARE FIRST LIENS

                                            ORIGINAL    REMAINING                              MONTHS TO    MONTHS      INITIAL
         AGGREGATE     GROSS     EXPENSE  AMORTIZATION   TERM TO                               NEXT RATE    BETWEEN    PERIODIC
 LOAN    PRINCIPAL    MORTGAGE     FEE        TERM      MATURITY      AGE                     ADJUSTMENT     RATE        RATE
NUMBER  BALANCE ($)   RATE (%)  RATE (%)    (MONTHS)    (MONTHS)   (MONTHS)       INDEX          DATE     ADJUSTMENTS   CAP (%)
------  ------------  --------  --------  ------------  ---------  --------  ---------------  ----------  -----------  --------

 238     457,790.78    7.625      0.280       360          334         26      1 Year Libor       10          12         2.500
 239    1,194,012.44   7.778      0.345       359          230        129    1 Year Treasury       3          12         2.000
 240    3,307,905.62   7.530      0.416       360          242        118    1 Year Treasury       7          12         1.844
 241     96,664.17     5.375      0.530       360          334         26      1 Year Libor       94          12         2.000
 242     525,015.20    5.804      0.530       240          335         25      1 Year Libor       95          12         3.697
 243     36,186.37     7.750      0.405       229           96        133    1 Year Treasury      11          12         2.000
 244     779,426.30    12.841     1.368       360          303         57     6 Month Libor        3           6         1.000
 245    5,348,796.46   12.858     1.500       360          302         58     6 Month Libor        4           6         1.105
 246     675,183.90    6.767      0.468       330          286         44      1 Year Libor       10          12         3.248
 247     199,879.39    4.875      0.280       324          331         29      1 Year Libor        7          12         2.000
 248     483,267.15    4.338      0.395       324          330         30      1 Year Libor        6          12         2.000
 249    1,366,530.03   4.736      0.523       360          319         41    1 Year Treasury       7          12         1.056
 250    4,135,646.95   5.477      0.490       358          302         56    1 Year Treasury       7          12         1.396
 251     42,238.13     6.500      0.530       360          304         56    3 Year Treasury      16          36         2.000
 252     206,740.16    5.269      0.530       360          333         27      1 Year Libor       33          12         4.462
 253     405,069.39    4.444      0.530       360          331         29      1 Year Libor       31          12         5.000
 254     514,740.14    5.508      0.530       300          333         27      1 Year Libor       33          12         5.000
 255     277,068.86    4.875      0.530       300          333         27      1 Year Libor       33          12         5.000
 256     572,297.37    7.750      0.280       360          299         61    1 Year Treasury      11          12         2.000
 257    1,982,754.66   7.066      0.380       337          229        108    1 Year Treasury      12          12         2.000
 258     290,361.40    5.426      0.530       360          329         31      1 Year Libor       53          12         5.000
 259     159,752.09    12.310     1.865       360          302         58     6 Month Libor        2           6         1.241

        SUBSEQUENT
         PERIODIC                MINIMUM   MAXIMUM  REMAINING
 LOAN      RATE        GROSS    MORTGAGE  MORTGAGE   IO TERM
NUMBER   CAP (%)    MARGIN (%)  RATE (%)  RATE (%)  (MONTHS)
------  ----------  ----------  --------  --------  ---------

 238      2.500        2.250      2.250    13.000       0
 239      2.000        2.953      2.953    13.487       0
 240      1.844        2.811      3.092    12.556       0
 241      2.000        2.250      5.375    10.375       0
 242      2.000        2.375      3.895    10.804      95
 243      2.000        2.750      2.750    12.750       0
 244      1.000        7.463      8.215    14.603       0
 245      1.105        7.522      8.245    14.768       0
 246      1.844        2.575      3.099    11.487       0
 247      2.000        2.250      2.250    10.875       7
 248      2.000        2.307      2.307    10.338       6
 249      1.056        1.970      3.571     9.386       0
 250      1.396        2.246      3.431    10.369       0
 251      2.000        2.750      2.750    12.250       0
 252      2.000        2.375      5.269    10.448       0
 253      2.000        2.375      4.444     9.444       0
 254      2.000        2.250      4.574    10.508      33
 255      2.000        2.250      2.250     9.875      33
 256      2.000        2.750      2.750    11.500       0
 257      2.000        2.855      3.473    12.787       0
 258      2.000        2.375      5.426    10.426       0
 259      1.241        6.931      7.708    14.708       0

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       54

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                        DEUTSCHE BANK SECURITIES CONTACTS

                                    CONTACTS

BANKING
Brad Andres         212.250.7302   Bradford.andres@db.com
Brian Haklisch      212.250.8745   Brian.haklisch@db.com
Aarthi Sowrirajan   212.250.4377   Aarthi.sowrirajan@db.com
Libby Perry         212.250.7906   Elizabeth.perry@db.com

STRUCTURING
Patrick Kim         212.250.3053   Patrick.kim@db.com
Andrew McDermott    212.250.3978   Andrew.mcdermott@db.com

COLLATERAL
Steve Lumer         212.250.0115   Steve.lumer@db.com
Bryan Faron         212.250.6627   Bryan.faron@db.com
Yiyun Tsai          212.250.5312   Yiyun.tsai@db.com

SYNDICATE
Brian Wiele         212.250.7730   Brian.wiele@db.com
Con Accibal         212.250.7730   Con.accibal@db.com

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       55